UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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International Business Machines Corporation
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IBM NOTICE OF 2007 ANNUAL MEETING AND PROXY STATEMENT

Dear Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 24, 2007 at 10 a.m., in the Grand Ballroom of the Knoxville Convention Center, Knoxville, Tennessee.

Dr. Charles M. Vest is not a nominee for election, and his term on the Board will end in April. We are very grateful to him for his many valuable contributions and we will miss his participation.

At this year’s Annual Meeting, you will be asked to approve, among other items, amendments to IBM’s Certificate of Incorporation that will eliminate statutory supermajority voting requirements for certain extraordinary actions. Your affirmative vote on these matters is important, and we appreciate your continued support.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. Of course, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, Armonk, N.Y. 10504.

Very truly yours,

Samuel J. Palmisano
Chairman of the Board

Your Vote is Important

PLEASE vOTE BY USING ThE INTERNET,
ThE TELEPhONE, OR BY SIGNING, DATING, AND RETURNING
ThE ENCLOSED PROXY CARD

ARMONk, NEw YORk 10504
MARCh 12, 2007

NOTICE OF MEETING

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 24, 2007, at 10 a.m., in the Grand Ballroom of the Knoxville Convention Center, 701 Henley Street, Knoxville, Tennessee 37902. The items of business are:

1.               Election of directors for a term of one year.

2.               Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

(3-6)  Amendments to the Company’s Certificate of Incorporation adding a new Article Twelve to eliminate Statutory Supermajority Voting Requirements for the following extraordinary actions:

3.               Merger or Consolidation.

4.               Disposition of All or Substantially All of the Assets of the Corporation Outside the Ordinary Course of Business.

5.               Plan for the Exchange of Shares of the Corporation.

6.               Authorization of Dissolution of the Corporation.

7.               Such other matters, including five stockholder proposals, as may properly come before the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Daniel E. O’Donnell
Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 12, 2007, to all stockholders entitled to vote. The IBM 2006 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

TABLE OF CONTENTS

frequently asked questions regarding attendance and voting at the meeting:
1. Election of Directors for a Term of One Year

GENERAL INFORMATION:
• Board of Directors
• Committees of the Board
• Certain Transactions and Relationships
• Certain Information about Insurance and Indemnification
• 2006 Director Compensation
• Section 16(a) Beneficial Ownership Reporting Compliance
• Ownership of Securities — Management

EXECUTIvE COMPENSATION:
2006 Report of the Executive Compensation and Management Resources Committee of the Board of Directors
2006 Compensation Discussion and Analysis:
• Section 1: An Inside Look at Executive Compensation
• Section 2: Additional Information
2006 Summary Compensation
2006 Grants of Plan-Based Awards
2006 Outstanding Equity Awards at Fiscal Year-End
2006 Option Exercises and Stock Vested
2006 Retention Plan
2006 Pension Benefits
2006 Nonqualified Deferred Compensation
2006 Potential Payments Upon Termination

report of the audit committee of the board of directors
Audit and Non-Audit Fees
2. Ratification of Appointment of Independent Registered Public Accounting Firm
(3-6) Amendments to the Company’s Certificate of Incorporation Adding a New Article Twelve to Eliminate Statutory Supermajority Voting Requirements for the Following Extraordinary Actions:
3. Merger or Consolidation
4. Disposition of All or Substantially All of the Assets of the Corporation
5. Plan for the Exchange of Shares of the Corporation
6. Authorization of Dissolution of the Corporation
7. Stockholder Proposal on Cumulative Voting
8. Stockholder Proposal on Pension and Retirement Medical
9. Stockholder Proposal on Executive Compensation
10. Stockholder Proposal on Offshoring
11. Stockholder Proposal on Majority Voting for Directors

FREqUENTLY ASkED qUESTIONS REGARDING OThER MATTERS
APPENDIX A. DIRECTOR INDEPENDENCE STANDARDS
APPENDIX B. PROPOSED ARTICLE TwELvE TO ThE COMPANY’S CERTIFICATE OF INCORPORATION

FREqUENTLY ASkED qUESTIONS REGARDING ATTENDANCE AND vOTING AT ThE MEETING

Q. What is a “stockholder of record”?

A. A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold our stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

Q. I want to attend the Annual Meeting.

What procedures must I follow?

A. Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43072, Providence, R.I. 02940. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank or broker well in advance of the meeting and bring it to the meeting. Contact your bank or broker for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

Q. What is the “record date” for the Annual Meeting?

A. February 23, 2007.

Q. Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

A. This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

Q. Which IBM shares will be entitled to vote at the Annual Meeting?

A. IBM’s common stock ($.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

q. which IBM shares are included in the proxy card I received?

A. For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM Savings Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank or broker containing instructions on how you can direct your record holder to vote your shares. Contact your bank or broker if you have any questions regarding your IBM stockholdings as of the record date.

q. May I vote my shares in person at the Annual Meeting?

A. For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card, and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your broker or bank to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

q. Can I vote my shares without attending the Annual Meeting?

A. Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date, and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund Investment alternative under the IBM Savings Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by April 18, 2007, or otherwise ensure that your card is signed, returned, and received by April 18, 2007. If instructions are not received over the Internet or by telephone by April 18, 2007, or if the signed card is not returned and received by such date, the IBM shares in the IBM Stock Fund under the Savings Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank or broker, following the specific instructions that have been provided to you by your bank or broker.

q. May I change or revoke my proxy?

A. For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank or broker to change or revoke any instructions you have already provided to your bank or broker.

q. how can I contact IBM’s transfer agent?

A. You may write or call Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940 Telephone: 781-575-2727.

1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the last five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Cathleen Black, 62, is president of Hearst Magazines, a division of The Hearst Corporation, a diversified communications company. She is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Prior to joining Hearst Magazines, she was president and chief executive officer of the Newspaper Association of America from 1991 to 1996, president, then publisher, of USA TODAY from 1983 to 1991, and also executive vice president/marketing for Gannett Company, Inc. (USA TODAY parent company) from 1985 to 1991. She is a director of The Hearst Corporation, The Coca-Cola Company, the Advertising Council, a member of the Council on Foreign Relations and a trustee of the University of Notre Dame. Ms. Black became an IBM director in 1995.

Kenneth I. Chenault, 55, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc., in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. Mr. Chenault became an IBM director in 1998.

Juergen Dormann, 67, is chairman of the board of ABB Ltd, a manufacturer of power and automation technologies. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Dormann joined Hoechst AG in 1963 and was chairman of the management board from 1994 until 1999. In 1999 Mr. Dormann was elected chairman of the board of management of Aventis S.A. He was elected chairman of the board of ABB Ltd in 2001 and was president and chief executive officer of ABB from 2002 through 2004. Mr. Dormann is vice chairman of the board of Sanofi-Aventis, vice chairman of the board of Adecco S.A. and a director of BG Group. Mr. Dormann was an IBM director from 1996 to 2003, and he became an IBM director again in 2005.

Michael L. Eskew, 57, is chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is a member of IBM’s Audit Committee. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994 and group vice president for engineering in 1996. Mr. Eskew was named executive vice president in 1999, vice chairman in 2000 and to his current position in 2002. Mr. Eskew is a director of 3M Company. Mr. Eskew became an IBM director in 2005.

Shirley Ann Jackson, 60, is president of Rensselaer Polytechnic Institute. She is a member of IBM’s Directors and Corporate Governance Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of Federal Express Corporation, Marathon Oil Corp., Medtronic, Inc., Public Service Enterprise Group Incorporated and the NYSE Group, Inc. She is a member of the National Academy of Engineering and a fellow of the American Academy of Arts and Sciences. Dr. Jackson is past president of the American Association for the Advancement of Science and a member of the Council on Foreign Relations. Dr. Jackson became an IBM director in 2005.

Minoru Makihara, 77, is senior corporate advisor and former chairman of Mitsubishi Corporation. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Makihara joined Mitsubishi in 1956 and was elected president of Mitsubishi International Corporation in 1987, chairman of Mitsubishi International Corporation in 1990, president of Mitsubishi Corporation in 1992 and chairman in 1998. Mr. Makihara retired as chairman of Mitsubishi Corporation and became senior corporate advisor in 2004. Mr. Makihara is a director of Shinsei Bank, Limited, and Millea Holdings, Inc. He is also a member of the international advisory board of The Coca-Cola Company and the international council of J.P. Morgan Chase & Co., Inc. Mr. Makihara was an IBM director from 1997 to 2003, and he became an IBM director again in late 2004.

Lucio A. Noto, 68, is a managing partner of Midstream Partners LLC, an investment company specializing in energy and transportation projects. He is chairman of IBM’s Audit Committee and a member of IBM’s Executive Committee. Mr. Noto was chairman and chief executive officer of Mobil Corporation from 1994 until its merger with Exxon in 1999 at which time he was named vice chairman of Exxon Mobil Corporation. He held this position until his retirement in 2001. Mr. Noto is a director of Altria Group, Inc., United Auto Group, Inc., Stem Cell Innovations and Shinsei Bank, Limited. He is also a member of the International Advisory Council of Temasek (Singapore) Inc. Mr. Noto became an IBM director in 1995.

James W. Owens, 61, is chairman of the board and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar Inc. in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995, vice chairman in 2003 and to his current position in 2004. He is a director of Alcoa Inc. Mr. Owens serves on the boards of the Institute of International Economics in Washington, D.C. and the Council on Foreign Relations, and he is also a member of the Business Roundtable. Mr. Owens became an IBM director in 2006.

Samuel J. Palmisano, 55, is chairman of the Board, president and chief executive officer of IBM and chairman of IBM’s Executive Committee. Mr. Palmisano joined IBM in 1973. He was elected senior vice president and group executive of the Personal Systems Group in 1997, senior vice president and group executive of IBM Global Services in 1998, senior vice president and group executive of Enterprise Systems in 1999, president and chief operating officer in 2000, chief executive officer in 2002 and chairman of the Board in 2003. Mr. Palmisano is a director of Exxon Mobil Corporation. Mr. Palmisano became an IBM director in 2000.

Joan E. Spero, 62, is president of the Doris Duke Charitable Foundation. She is a member of IBM’s Executive Compensation and Management Resources Committee. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993 she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996 Ms. Spero served as U.S. Undersecretary of State for Economic, Business and Agricultural Affairs, and she assumed her current position with the Doris Duke Charitable Foundation in 1997. She is a director of First Data Corporation and the Council on Foreign Relations and a trustee of Columbia University and the Wisconsin Alumni Research Foundation. Ms. Spero became an IBM director in 2004.

Sidney Taurel, 58, is chairman of the board and chief executive officer of Eli Lilly and Company, a pharmaceutical company. He is chairman of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and has held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, president and chief operating officer in 1996, chief executive officer in 1998, and chairman of the board in 1999. Mr. Taurel is a director of The McGraw-Hill Companies, Inc., a member of the President’s Export Council and the Board of Overseers of the Columbia Business School and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

Lorenzo H. Zambrano, 62, is chairman and chief executive officer of CEMEX, S.A.B. de C.V., a producer and marketer of cement and ready-mix concrete products. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Zambrano joined CEMEX in 1968. He was named chief executive officer in 1985 and has also served as chairman of the board since 1995. He is director of Vitro, S.A. de C.V., a member of the Citigroup International Advisory Board and the International Advisory Board of the Allianz Companies. He is also chairman of the board of the Tecnologico de Monterrey. Mr. Zambrano became an IBM director in 2003.

GENERAL INFORMATION

Board of Directors

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. The Board held 10 meetings during 2006. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Overall attendance at Board and committee meetings was 91%. Attendance was at least 75% for each director. Directors are expected to attend the Annual Meeting of Stockholders, and all directors attended the 2006 Annual Meeting except Mr. Dormann. Following the Annual Meeting in 2007, the Board will consist of 12 directors. In the interim between Annual Meetings, the Board has the authority under the By-laws to increase or decrease the size of the Board and to fill vacancies.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without management. An executive session with independent directors is scheduled for at least once a year, and the non-management directors met in executive session three times in 2006. The Chair of the Board committee responsible for the principal subject being discussed presides at executive sessions of the non-management directors.

Stockholders and other interested parties who wish to communicate with the non-management directors of the Company should send their correspondence to: IBM Non-Management Directors, c/o Chair, IBM Directors and Corporate Governance Committee, International Business Machines Corporation, Mail Drop 390, New Orchard Road, Armonk, NY 10504, or nonmanagementdirectors@us.ibm.com.

Our Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters, including our policy that any director who receives more “withheld” votes than “for” votes in an election shall tender his or her resignation. These guidelines are available at http:// www.ibm.com/investor/corpgovernance/cggl.phtml and are available in print to any stockholder who requests them.

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is set forth in Appendix A to this Proxy Statement. Applying those standards, the Committee and the Board have determined that each of the following non-management directors is independent: C. Black, J. Dormann, M.L. Eskew, S.A. Jackson, M. Makihara, L.A. Noto, J.W. Owens, J.E. Spero, S. Taurel, C.M. Vest and L.H. Zambrano. The Committee and the Board have determined that Mr. K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company. As a result, Mr. Chenault does not participate on any committee of the Board or in executive sessions regarding compensation for the Company’s CEO. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company in a non-executive officer position. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation is consistent with the Company’s policies that apply to all employees. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

Committees of the Board

The Audit Committee, the Directors and Corporate Governance Committee, the Executive Compensation and Management Resources Committee and the Executive Committee are the standing committees of the Board of Directors.

EXECUTIVE
		DIRECTORS AND	COMPENSATION
		CORPORATE	AND MANAGEMENT
NAME	AUDIT	GOVERNANCE	RESOURCES	EXECUTIVE
Cathleen Black		Chair		X
Juergen Dormann			X
Michael L. Eskew	X
Shirley Ann Jackson		X
Minoru Makihara		X
Lucio A. Noto	Chair			X
James W. Owens	X
Samuel J. Palmisano				Chair
Joan E. Spero			X
Sidney Taurel			Chair	X
Charles M. Vest*	X
Lorenzo H. Zambrano		X

* As noted above, Dr. Vest is not a nominee for election, and his term on the Board will end in April.

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls, and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and approves all related fees and compensation and reviews their selection with the Board. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Noto qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held five meetings in 2006. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers and employees. Any amendment to the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/corpgovernance/cgbcg.phtml/. The charter and the BCGs are also available in print to any stockholder who requests them.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors.

The Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the Committee and the Board, and suggestions from Company management, including the Chairman and CEO. The Committee also considers candidates recommended by third parties. Any formal invitation to a director candidate is authorized by the full Board. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data, and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. The Committee also makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Towers Perrin, a global consultancy specializing in compensation, benefits and other human resources issues, to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices.

The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment, and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held three meetings in 2006. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The charter is also available in print to any stockholder who requests it.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants, and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Executive Deferred Compensation Plan (EDCP) and the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate his performance in light of those goals and objectives, and together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

The IBM Senior Vice President of Human Resources (SVP HR) works directly with the chair of the Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the SVP HR review the self-assessments of the Executive Vice President and Senior Vice Presidents and evaluate the information, along with benchmark compensation information for each leadership role. Following this in-depth review and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee currently retains Towers Perrin, a global consultancy specializing in compensation, benefits and other human resources issues, as its compensation consultant, approving all fees and scope of work; a single senior Managing Director of Towers Perrin has the responsibility for working with the Committee and does not perform any work for management.

The Committee reports to stockholders as required by the SEC (see 2006 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2006. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The charter is also available in print to any stockholder who requests it.

Compensation Committee Interlocks and Insider Participation

No member of the Executive Compensation and Management Resources Committee had a relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2006.

Certain Transactions and Relationships

Under the Company’s related person transaction policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

From time to time, the Company may have employees who are related to our executive officers or directors. As noted under the discussion above on “General Information—Board of Directors,” Mr. Eskew’s son is employed by the Company. In addition, each of Messrs. Daniels (Senior Vice President, Global Technology Services), Loughridge (Senior Vice President and Chief Financial Officer), and Zeitler (Senior Vice President and Group Executive, Systems & Technology Group) has an adult child who is employed by the Company in a non-executive position, and each of Messrs. Donofrio (Executive Vice President, Innovation and Technology) and Shaughnessy (Vice President and Controller) has a sibling who is employed by the Company in a non-executive position. Further, the wife of Mr. Shaughnessy, the brother-in-law of Mr. Loughridge and a sibling of Ms. Sanford (Senior Vice President, Enterprise On Demand Transformation) are executives of the Company.

Certain Information about Insurance and Indemnification

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide direct or indirect indemnification. These policies run from June 30, 2006, through June 30, 2007, at a total cost of $11,282,373. The primary carrier is XL Specialty Insurance Company.

2006 Director Compensation Narrative

Annual Retainer and IBM Deferred Compensation and Equity Award Plan (the DCEAP): In 2006 non-employee directors received an annual retainer of $100,000. Each committee chair received an additional annual retainer of $5,000. Under the DCEAP, 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS; (b) deferral into an interest-bearing cash account to be paid with interest at a rate equal to the rate on 26-week U.S. Treasury bills updated each January and July; and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. IBM had a retirement plan for directors which was eliminated effective January 1996, and the Company credited the PFS accounts with the benefits accrued under that retirement plan. Upon a director’s retirement or other completion of service as a director, (i) all amounts deferred into PFS are payable in either cash and/or shares of the Company’s common stock, (ii) amounts deferred into the interest-bearing cash account are payable in cash and (iii) amounts credited to the PFS account in connection with the elimination of the retirement plan are payable solely in cash. Upon completion of service as a director, the payment of PFS is valued based on the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the first day after the date on which the director ceases to be a member of the Board.

IBM Non-Employee Directors Stock Option Plan (the DSOP): Under the DSOP, in 2006 non-employee directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received on the first day of the month following such meeting an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and becomes exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. If a non-employee director retires (as defined in the DSOP) or dies, all options granted to that director become immediately exercisable.

Changes to Director Compensation effective January 2007: At the recommendation of the Directors and Corporate Governance Committee, the Board of Directors approved two changes to its director compensation practices effective January 1, 2007. These changes terminated the DSOP under which directors received an annual grant of options. In connection with the termination of the DSOP, the annual retainer paid to non-employee directors was increased from $100,000 to $200,000, with each committee chair continuing to receive an additional annual retainer of $5,000. Directors continue to defer their annual retainer under the DCEAP as described above. For 2006 all directors made elections under the DCEAP to defer 100% of their annual retainer in PFS. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board non-employee directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer.

2006 Director Compensation Table

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above.

Option Awards (column (c)): Amounts shown in this column reflect the dollar amount recognized for financial statement reporting purposes in 2006 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations).

All Other Compensation (column (d)): Amounts in this column represent the following:

•                  Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•                  Group Life Insurance premiums paid by the Company on behalf of the director.

•                  For directors who retired from the Board in 2006, this column also includes additional amounts as explained in footnote (2) below.

	FEES EARNED OR		OPTION		ALL OTHER
NAME	PAID IN CASH ($)		AWARDS ($)(1)		COMPENSATION ($)(2)	TOTAL ($)
(a)	(b)		(c)		(d)	(e)
C. Black	$105,000		$99,360		$16,177	$220,537
K.I. Chenault	100,000		99,360		8,146	207,506
J. Dormann	100,000		99,360		2,109	201,469
M.L. Eskew	100,000		99,360		2,320	201,680
S.A. Jackson	100,000		99,360		1,143	200,503
C.F. Knight	32,779	(3)	0	(4)	1,589,619	1,622,398
M. Makihara	100,000		99,360		2,564	201,924
L.A. Noto	105,000		99,360		17,813	222,173
J.W. Owens	83,334	(5)	99,360		497	183,191
J.E. Spero	100,000		99,360		3,333	202,693
S. Taurel	104,167	(6)	99,360		6,574	210,101
C.M. Vest	100,000		99,360		13,382	212,742
L.H. Zambrano	100,000		99,360		3,865	203,225

(1)          See Note U (Stock-Based Compensation) in the registrant’s Annual Report for assumptions used in determining the fair value of stock option awards granted. The grant date fair value of each option award is the same amount set forth in column (c) because directors’ stock options fully vest when they leave the Board. As a result, the company is required to recognize the full expense of these stock option awards in the year of the grant.

Aggregate Number of Option Awards Outstanding (Both Exercisable and Unexercisable) for Each Director at Fiscal Year-End

C. Black	40,000
K.I. Chenault	32,000
J. Dormann	32,000
M.L. Eskew	8,000
S.A. Jackson	4,000
C.F. Knight	28,000
M. Makihara	28,000
L.A. Noto	37,000
J.W. Owens	4,000
J.E. Spero	12,000
S. Taurel	24,000
C.M. Vest	40,000
L.H. Zambrano	12,000

(2)          Amounts in this column include the following: for Ms. Black: $16,083 of dividend equivalent payments on PFS; for Mr. Knight: $1,589,582 consisting of earned compensation and dividend reinvestments which had been deferred under the DCEAP since his election to the Board and paid to him after his term on the Board ended on April 25, 2006; for Mr. Noto: $17,719 of dividend equivalent payments on PFS; for Dr. Vest: $13,288 of dividend equivalent payments on PFS.

(3)          Mr. Knight served as a committee chair from January 1, 2006 to March 1, 2006. When his term on the Board ended in April 2006, he was paid the amount in column (b) as well as the amount in footnote (2) above.

(4)          Mr. Knight did not receive a stock option award in 2006 because he was not a member of the Board as of the adjournment of the 2006 Annual Meeting of Stockholders (see description of DSOP above).

(5)          Mr. Owens was elected to the Board effective March 1, 2006.

(6)          Mr. Taurel became chair of the Executive Compensation and Management Resources Committee effective March 1, 2006 at which time he began to receive the additional annual retainer paid to committee chairs (see description of annual retainer above).

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

OWNERSHIP OF SECURITIES

Common Stock and Total Stock-Based Holdings of Management

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2006 by IBM’s current directors and nominees, the executive officers named in the Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2006 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.

	AMOUNT AND NATURE				TOTAL STOCK-BASED	ACQUIRABLE
NAME	OF BENEFICIAL OWNERSHIP(1)		STOCK/UNITS(2)		HOLDINGS(3)	WITHIN 60 DAYS(4)
C. Black	4,324	(5)	17,252		17,627	30,000
K.I. Chenault	1,000	(6)	7,992		7,992	22,000
N.M. Donofrio	151,702	(7)	178,463		188,627	423,153
J. Dormann	5,422		7,695		7,695	25,000
D.T. Elix	99,284		129,027		134,427	407,410
M.L. Eskew	0		2,438		2,438	1,000
S.A. Jackson	0		1,518		1,518	0
M. Loughridge	6,265		83,038		88,936	170,288
M. Makihara	1,000		3,629		3,629	21,000
S.A. Mills	96,381	(8)	150,595		176,795	310,496
L.A. Noto	17,692	(9)	31,743		32,273	27,000
J.W. Owens	1,000	(6)	1,989		1,989	0
S.J. Palmisano	125,975	(10)	352,089		404,669	1,341,500
J.E. Spero	1,000		4,229		4,229	3,000
S. Taurel	5,265		11,061		11,061	14,000
C.M. Vest	400		10,617		11,484	30,000
L.H. Zambrano	4,000		7,645		7,645	3,000
Directors and executive officers as a group	797,943	(11)	1,816,613	*	1,998,925	5,653,317	*

(1)          This column shows shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights.

(2)          For executive officers, this column includes the shares shown in the “Amount and Nature of Beneficial Ownership” column, as well as restricted stock units. For non-employee directors, this column includes the shares shown in the “Amount and Nature of Beneficial Ownership” column, as well as shares earned and accrued under the Directors Deferred Compensation and Equity Award Plan.

(3)          For executive officers, this column includes the shares shown in the “Stock/Units” column, as well as other IBM stock-based interests, including, as applicable, employee contributions into the IBM Stock Fund under the IBM Executive Deferred Compensation Plan (EDCP) and all Company matching contributions under the EDCP. For non-employee directors, this column includes the shares shown in the “Stock/Units” column, as well as other IBM stock-based interests, including, as applicable, the Promised Fee Shares payable in cash that were credited to the non-employee directors in 1996 in connection with the elimination of the retirement plan for such directors (see 2006 Director Compensation Narrative above for additional information).

(4)          Shares that can be purchased under an IBM stock option plan.

(5)          Includes 324 shares in which voting and investment power are shared.

(6)          Shared voting and investment power for all shares.

(7)          Includes 151,432 shares in which voting and investment power are shared.

(8)          Includes 90,151 shares in which voting and investment power are shared.

(9)          Includes 1,271 shares in which voting and investment power are shared.

(10)    Includes 94,189 shares in which voting and investment power are shared.

(11) Includes 405,966 shares in which voting and investment power are shared.

*                 The total of these two columns represents less than 1% of the outstanding shares. No individual’s beneficial holdings totaled more than 1/5 of 1% of the outstanding shares. These holdings do not include 1,633,774 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have shared voting power, as well as the right to acquire shared investment power by withdrawing authority now delegated to various investment managers. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship.

EXECUTIVE COMPENSATION

2006 Report of the Executive Compensation and Management Resources Committee of the Board of Directors

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such policies and programs. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Sidney Taurel (chair)
Juergen Dormann
Joan E. Spero

2006 COMPENSATION DISCUSSION AND ANALYSIS

Section 1: An Inside Look at Executive Compensation

As successive waves of governance reform have swept the corporate world in recent years, few issues have held shareholders’ attention more than that of executive compensation. With the size and structure of executive pay receiving so much attention, shareholders of all companies are naturally left wondering if they are getting their money’s worth.

This concern has resonated with organizations like the Business Roundtable, which has responded with guidelines for industry, and the U.S. Securities and Exchange Commission (SEC), which has created new reporting requirements.

“Executive compensation should directly link the interests of senior management, both individually and as a team, to the long-term interests of shareholders. It should include significant performance-based criteria related to long-term shareholder value and should reflect upside potential and downside risk. The compensation committee should consider whether the benefits and perquisites provided to senior management are proportional to the contributions made by management.”

From Business Roundtable “Principles of Corporate Governance” November 2005

Ultimately, however, guidelines and requirements only take us so far. The real test lies not only in how companies translate the nuts and bolts of compliance into practice but in how far they go to make the process transparent. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of either constitutes an unacceptable risk.

At IBM, we well understand the need for our investors to know how compensation decisions are made. We have put tremendous effort and rigor into our own executive compensation processes over many years, continually updating them to meet new voluntary criteria, such as the Business Roundtable recommendations, as well as official requirements from the SEC.

Now, we are going a step further by publishing this guide to executive pay at IBM, which will, we hope, make the process accessible and comprehensible not only to professional fund managers and to institutional investor groups, but to millions of individual investors.

The independent directors who comprise the Compensation Committee of the Board of Directors (officially known at IBM as the Executive Compensation and Management Resources Committee, or ECMRC) join with management in welcoming readers to examine our pay practices and in affirming their commitment to the long-term interests of shareholders.

The Point of Our Program

Investors—IBM’s owners—want senior leaders to run the Company in a way that protects and grows their investment over the long term. This is no simple task at any company, and at a company as large and complex as IBM, it is a particularly exciting leadership challenge. IBM holds a unique identity, based on talent, brand, global operating footprint, the size and scope of our business overall and the size of each of our individual lines of business.

Unlike those few other companies of comparable size and scale that tend to operate as holding companies of component businesses, we operate as an integrated entity across a number of significant business lines, most large enough to be among the Fortune 150 biggest companies if they were stand-alone businesses. Our unique, integrated model delivers great value to our investors and our clients, yet demands a senior leadership team of unusual depth, agility and experience.

To that end, IBM’s executive compensation practices are designed specifically to:

•                  Ensure that the interests of IBM’s leaders are closely aligned with those of our investors and owners;

•                  Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•                  Motivate our leaders to deliver high business performance;

•                  Differentiate compensation so that it varies based on individual and team performance; and

•                  Balance rewards for these demanding roles between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on results over three time frames:

1.               Current—Salary and annual incentive that reflect actions and results over 12 months;

2.               Long-term—A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.               After Working Career—Deferrals, retention and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

Current Year’s Payout: Salary and Annual Incentive	+	Long-term Payout: Long-term Incentive Plan	+	After Career: Full Career Retention, Pension and Savings

How Decisions Get Made

At any level, compensation reflects an employee’s value to the business—market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior leaders, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

At the beginning of each year, all IBM employees, including Chairman and CEO Sam Palmisano and the other senior leaders, make a Personal Business Commitment (PBC) of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. Chairman and CEO Palmisano’s commitments are reviewed directly by the Board of Directors.

2. Determining Executive Vice President (EVP) and Senior Vice President (SVP) Compensation

Evaluation of Results by the Chairman and CEO

Throughout the year, employees assess their progress. At year end, employees at all levels, including executives, work with their managers to evaluate their own results—not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

The self-assessments of the EVP and SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and Chairman and CEO Palmisano, who evaluate the information, along with benchmark compensation information for each leadership role. Following this in-depth review and in consultation with the SVP HR, Mr. Palmisano makes compensation recommendations to the Board’s Compensation Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the members of his team.

In addition to the Chairman and CEO’s assessment of each individual’s contributions and results, the Committee considers the following:

•                  Comparisons to market compensation levels for cash compensation and total direct compensation;

•                  Potential for future roles within IBM;

•                  Retention risk;

•                  Total compensation levels before and after any recommendations; and

•                  Compensation summaries for each senior leader that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits.

3. Determining Chairman and CEO Compensation—Research, Recommendations and Review

IBM’s SVP HR works directly with the chair of the Compensation Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. This framework includes the Chairman and CEO’s evaluation of how well he believes he performed against his commitments in the year, with an assessment of his performance against the Company’s stated strategic objectives. The Committee also reviews an analysis of IBM’s total performance over the past year and a competitive benchmark analysis furnished by the Committee’s outside consultant (Towers Perrin).

The Compensation Committee also separately reviews relevant information and arrives at its recommendation for the Chairman and CEO’s total compensation. In this work, they are assisted by the Compensation Committee’s outside consultant from Towers Perrin, a global consultancy specializing in compensation, benefits and other human resources issues.

The final pay recommendation for the Chairman and CEO is presented to the independent directors on IBM’s Board for further review, discussion and final approval.

This process is followed every year.

Determining Appropriate Pay Levels

To assess the competitive range of pay for a particular job role, IBM examines pay for executives in jobs of comparable size and complexity at other companies. IBM examines pay data from a group of cross-industry companies. This list of companies is reviewed and approved by the Compensation Committee each year.

For 2006, the list of comparison companies were:

AIG	Ford	Pfizer
Altria Group	General Electric	Proctor & Gamble
Apple	General Motors	SBC Communications
Bank of America	Hewlett Packard	Sprint
Boeing	Honeywell	Sun Microsystems
Chevron	Intel	Texas Instruments
Cisco Systems	Johnson & Johnson	United Technologies
Citigroup	Lenovo	Verizon
Dell	Lockheed Martin	Walt Disney
Dow	Microsoft	Wells Fargo
DuPont	Motorola	Xerox
EDS	PepsiCo

Compensation Elements for Senior Leaders

On average, IBM’s senior leaders, the Chairman and CEO and his senior team, earn about 87% of their annual compensation from sources that vary year to year based on business results, with the remainder from salary.

The 2006 mix of compensation elements looks like this:

Current Compensation

Salary. Senior leaders at IBM receive the smallest percentage of their overall compensation in salary. In 2006, for example, Chairman and CEO Sam Palmisano earned 10% of his compensation in salary and the rest of the senior team earned an average of 14%.

Annual Incentive. Senior leaders are incented through a program that sets performance targets based on their role and scope. Actual payments are driven solely by business and individual performance, as reflected in the Personal Business Commitment review process described above under “How Decisions Get Made.” Top performers earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all. Over the past three years, these results-based payouts for individual leaders have ranged from 0.7 times target to a high of 1.66 times target. In 2006, the annual incentive earned by the Chairman and CEO represented 28% of his total compensation; incentives achieved by the rest of the senior team averaged about 17% of their total compensation.

Team Incentive. When Mr. Palmisano became CEO in 2002, he asked the Board of Directors to take a portion of the incentive funding (approximately $3 million) to help create a pool for rewarding teamwork by his most senior leaders. This was done to reinforce IBM’s strategy of integration across the Company, with awards based on how well the EVP and SVPs led efforts to deliver integrated value to IBM’s clients worldwide. Every year, an amount ranging from $0 to $250,000 is awarded and paid equally to each member of the senior team. The Chairman and CEO does not receive a team incentive. Since inception, payments to the senior team have ranged from $100,000 to $200,000; the maximum award has not yet been earned. In 2006, this team incentive represented an average of 5% of total compensation for the EVP and SVPs.

Other Performance Compensation:

Taking the Long View

Long-term incentive plans (LTIP) have been a focal point for much of the discussion over executive compensation in the past several years. Well-designed LTIPs ensure that senior leaders hold a competitive stake in their company’s financial future. At the same time, the size of the awards reflects the value that the company and, ultimately, its investors place on the individual executive at the time. What gain the executives realize in the long run from the program depends on what they and their colleagues do to drive the financial performance of the company.

Under IBM’s LTIP, senior leaders may receive certain grants of IBM equity, as explained below.

Performance Share Grants. This program focuses senior leaders on delivering business performance over the next three years against two key financial metrics which drive long-term shareholder value—earnings per share and cash flow. Through this program, senior leaders are eligible to earn a target number of shares of IBM stock at the end of a three-year performance period. The award pays out at the end of the three years depending on how well the Company performed against targets set at the beginning of the three-year period. The payouts are made in shares of stock, so the value goes up or down based on stock price performance from the beginning of the grant. Over the past six years, payouts have ranged from a low of 54% to a high of 130% of the target number of shares. In 2006, the potential value of performance share grants, assuming future performance at target, represented 42% of the Chairman and CEO’s total compensation and 30% for the EVP and SVPs.

The IBM Integration & Values Team consists of approximately 300 executives charged with working outside the scope of their job responsibilities to drive growth through integration and demonstrating IBM’s values. The Chairman and CEO may grant members of this group additional performance shares for delivering extraordinary results. The Chairman and CEO, EVP and SVPs are not eligible for this award.

Other Stock-Based Grants. Stock-based grants are made to focus senior leaders on delivering performance that increases the value of the Company through growth of IBM’s stock price over the long term. Senior leaders may receive stock options, restricted stock, or a combination of the two. The grants vest—become available for sale or exercise—over time, typically over either three or four years. Until vested, the grants have no value, except that dividend equivalents are paid on restricted stock grants. Executives awarded these grants typically hold them for extended periods, and have up to 10 years to convert stock option awards to cash or shares. The planned value of the annual other stock-based awards granted in 2006 represented 20% of the Chairman and CEO’s total compensation and, on average, 34% for the EVP and SVPs.

In 2006, market-priced stock options were awarded to executives, including some named executive officers, who chose to participate in an IBM stock investment program. Under this program, which has since been closed, executives could invest 5, 10 or 15% of their annual incentive plan payout in IBM stock equivalents and receive IBM stock options, under the terms of the IBM Long Term Performance Plan, valued at two times their investment.

The value of the awards granted in 2006 are shown in the Grants of Plan-Based Awards table below. The 2006 expense associated with all outstanding awards, including grants made in 2006 and prior years, is shown in the 2006 Summary Compensation Table.

While stock remains a significant component of total compensation for IBM’s senior leaders, IBM took significant steps more than three years ago to reduce the emphasis on stock awards, leading external market trends away from an over-emphasis on stock-based compensation for executives. While cash compensation has increased during the same period, overall total target compensation levels at IBM have declined for most executives as a result of this shift.

Retention Stock-Based Grants. Periodically, Chairman and CEO Palmisano reviews outstanding stock-based awards for the members of his senior leadership team and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, he may recommend that the Compensation Committee approve individual Retention Awards, often in the form of restricted stock units, for certain executives. These grants typically vest at the end of five years and make it more difficult for other companies to recruit IBM’s top talent.

Chairman and CEO Compensation Decisions for 2006 and 2007

The Compensation Committee made decisions for the Chairman and CEO’s 2006 and 2007 compensation following the process described above and using the pay components shown above. The Compensation Committee noted the following as key points regarding the Chairman and CEO’s performance against his Personal Business Commitments for 2006:

•                  Solid achievement against financial metrics, including record earnings per share (EPS);

•                  Sustained growth in EPS and cash flow over multiple years;

•                  Maintained IBM’s leading market position in systems, middleware and services;

•                  Grew presence in emerging markets;

•                  Realized successful global integration and productivity initiatives, enabling investment for growth;

•                  Operationalized new leadership model;

•                  Achieved improvements in global employee satisfaction; and

•                  Continued strong leadership in innovation.

The Committee considered these results and recommended that Mr. Palmisano receive $5,000,000 in annual incentive for his 2006 performance.

The Committee worked with its outside consultant (Towers Perrin) to review Mr. Palmisano’s base salary, annual incentive target and long-term incentive award value using a framework of competitive benchmark analysis, Company performance and Mr. Palmisano’s personal performance. Based on this review, the Committee recommended that Mr. Palmisano’s base salary and target annual incentive for 2007 remain at $1,800,000 and $5,000,000 respectively.

The Committee recommended a long-term incentive comprised of a 2007-2009 Performance Share grant valued at $7,000,000 and Restricted Stock Units valued at $3,000,000, which will vest one-third each year until 2010. These grants will be made on May 8, 2007. The combined value of this grant represents a 5.8% increase over the 2006 long-term incentive award planned value of $9,447,500, excluding the matching option grant under the IBM stock investment program described below. The Committee chose the long-term incentive value to improve Mr. Palmisano’s position relative to competitive benchmarks and to signal the Committee’s desire for him to continue his focus on taking the steps necessary to position the Company for long-term success. The combination of long-term incentive vehicles is consistent with the treatment of the senior leadership team.

In addition, Mr. Palmisano chose to invest $750,000 of his 2006 incentive into the IBM stock investment program described under “Other Stock-Based Grants” above. By participating in that program, he will receive an option grant under the Long-Term Performance Plan valued at two times his investment, or $1,500,000. This grant will also be made on May 8, 2007 and will vest in 2010.

The Committee’s recommendations were approved by the independent directors on IBM’s Board.

EVP and SVP Compensation Decisions for 2006 and 2007

The Compensation Committee also made decisions for each of the executive officers following the process described above and using a mix of the components shown above. The Compensation Committee noted the following as key points for each of the other named executive officers:

Mark Loughridge, Senior Vice President and Chief Financial Officer

•                  Drove record earnings per share and cash flow results;

•                  Continued strong focus and success in delivering IBM’s business model to investors;

•                  Managed IBM’s portfolio, improving or divesting businesses that sub-optimize value; and

•                  Leveraged IBM’s global capabilities by identifying innovative ways of doing business and streamlining support models.

Following IBM’s practice, the recommendations for Mr. Loughridge’s compensation were ratified by the independent directors on IBM’s Board.

Nick Donofrio, Executive Vice President, Innovation & Technology

•                  Drove highly successful process transformation and standards efforts in IBM across all units;

•                  Closed 14th consecutive year of patent leadership;

•                  Drove advances in high-performance computing to enable new science and drive marketplace for new applications;

•                  Engaged leaders to build a values-based culture within IBM; Employee survey shows strong improvement on key values-related questions; and

•                  Continued strong leadership in driving innovation and technical advances.

Doug Elix, Senior Vice President and Group Executive, Sales and Distribution

•                  Grew revenue and profit through sales and distribution across IBM business units;

•                  Improved worldwide customer satisfaction ratings;

•                  Realigned sales force, resources and processes to enhance sales performance and drive growth; and

•                  Increased revenue growth in key industries, offerings and emerging markets.

Steve Mills, Senior Vice President and Group Executive, Software Group

•                  Grew revenue faster than or with the market in each Software unit and improved profit;

•                  Completed significant strategic acquisitions; and

•                  Drove initiatives to better integrate Software and Services business units, focusing on services-oriented assets and created major new focus on industry vertical standards.

Based on these results and following the process outlined above, the Compensation Committee approved the following 2006 annual incentive payments for these named executive officers:

	2006 INCENTIVE
	ANNUAL	TEAM
	INCENTIVE	INCENTIVE
M. Loughridge	$920,000	$200,000
N.M. Donofrio	1,023,350	200,000
D.T. Elix	888,250	200,000
S.A. Mills	865,000	200,000

The team incentive payment reflected Chairman and CEO Palmisano’s assessment of the performance of his entire senior leadership team and their success in working together to integrate across business units to enhance IBM’s performance.

The Committee also approved these 2007 base salary, target incentive and stock-based grants:

	2007 CASH		2007 LONG-TERM INCENTIVE AWARDS
	SALARY RATE	ANNUAL		RESTRICTED	PERFOR-
	(EFFECTIVE	INCENTIVE	STOCK	STOCK	MANCE
NAME	JUNE 1, 2007)	TARGET	OPTIONS(1)	UNITS(2)	SHARE UNITS(2)
M. Loughridge	$690,000	$935,000	$224,000	$1,020,000	$2,380,000
N.M. Donofrio	800,000	1,080,000	367,005	450,000	1,050,000
D.T. Elix	775,000	1,045,000	217,655	900,000	2,100,000
S.A. Mills	670,000	905,000	319,500	900,000	2,100,000

(1)          Stock options will be granted on May 8, 2007 under the LTPP as part of the IBM stock investment program described under “Other Stock-Based Grants” above. The actual number of options granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2007 and the respective Black-Scholes option valuation factor. The exercise price of these options will be the average high/low market price on the New York Stock Exchange (NYSE) of the Company’s stock on the date of grant.

(2)          Restricted stock units and performance share units will be granted on May 8, 2007. The number of units granted on this date will be determined by dividing the value shown above by the predetermined, formulaic planning price for second quarter 2007. The PSUs will vest in 2010 and the RSUs will vest 50% in 2009 and 50% in 2011.

Senior Leaders—Personal Stake in IBM’s Future

Investors want the leaders of their companies to act like owners. That alignment, we have found, works best when senior leaders have significant portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for the Company’s top 60 senior leaders, including the Chairman and CEO.

Of this group, the Chairman and CEO, EVP and SVPs are all required to own IBM stock or equivalents worth three times their individual target cash compensation (their base salary plus the incentive payment they would earn if they hit their performance targets) within five years of hire or promotion. As a group, the Chairman and CEO, EVP and 14 SVPs own 1.6 million shares or equivalents valued at approximately $144 million as of December 31, 2006. Approximately 40 other senior leaders are required to hold shares worth one time their target cash compensation within five years of hire or promotion.

All of these approximately 60 leaders who have been in place for at least five years have met or exceeded their personal IBM ownership requirements. In fact, this group currently holds, on average, nearly four times more IBM stock or equivalents than the Company requires.

Retaining Leaders for Full Working Career:

Closed Retention Plan

During the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The Retention Plan began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain, for their full careers, the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. To discourage these leaders from joining competitors even after a full IBM career, they would forfeit any benefits under the plan if this happened. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s, and its current position of market leadership. Fourteen of the Company’s top 16 executives, including four of the top five officers with the highest 2006 compensation, were with IBM and eligible for the Retention Plan when it was introduced and remain with the Company today.

Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan will stop on December 31, 2007 and it will not be replaced by any other plan.

For individuals who were eligible for this executive retention plan since its inception, like Chairman and CEO Palmisano, payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at our Company choose to retire. (The average age of retirement for U.S. IBMers is currently age 58.) If Mr. Palmisano retires at age 60, he is projected to receive approximately $1.5 million a year from this retention plan.

Deferred Compensation — Earned in the Past, Paid in the Future

In the U.S., the Department of Labor and Internal Revenue Service permit company executives to defer, on a nonqualified basis, receipt of compensation they earn. This also allows IBM to delay paying these obligations and, until they come due and are paid, IBM retains the cash for operating purposes.

In simple terms, this deferred compensation is money earned in the past, but not yet paid out. Executives choose investment options for their accounts from the same investment options available to all employees through the 401(k) plan. IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. The value of these account balances, then, can go up or down depending on market performance. There is no guarantee of payout. As with the 401(k) plan, salary and incentive payments saved under the deferred compensation plan are eligible for a Company match that currently equals 50% of the first 6% of eligible pay saved through the plan for those hired before 2005. Those hired after 2005 are eligible for a Company match that currently equals 100% of the first 6% of eligible pay saved.

For executives with long and successful careers at a single company, the deferrals can accumulate to sizeable amounts over time. As shown in Table 1 below, the current value of Chairman and CEO Palmisano’s account, made up of money he earned during the past 11 years that the program has been available, is now worth approximately $35 million. During that time, Mr. Palmisano could have chosen not to defer, taken these funds out of IBM and put them in other investment vehicles. Had he done so, these numbers would not appear here.

Table 1 shows the deferral elections and accumulated balances (including investment returns) that are owed to the Chairman and CEO from his prior years’ earned compensation. Before he was named CEO, Mr. Palmisano had invested approximately $7 million of his compensation in the account. When Mr. Palmisano retires, the value of his deferrals will be paid back to him in five equal installments over five years.

Table 1: History of Chairman and CEO Deferred Compensation (Nonqualified)

		IBM	YEAR END
YEAR	DEFERRALS	MATCH	BALANCE
1998	$207,525	$29,587	$948,401
1999	299,500	41,250	1,512,020
2000	1,280,125	45,088	2,525,162
2001	1,311,185	68,400	4,782,542
2002	5,021,815	130,600	8,796,332
2003	2,272,900	178,700	12,979,815
2004	6,020,881	208,600	20,935,482
2005	5,000,050	202,050	23,993,254
2006	5,729,377	205,350	34,942,721

Pension and Savings Plans

IBM’s senior executives are eligible to participate in the same pension and savings plans available to other IBM employees in the U.S. on the same terms.

The amount of the pension benefit is based on pay and service and determined by the same formulas for executives and non-executives. Based on his earnings and 33 years of service, Mr. Palmisano’s pension is projected to be approximately $2.9 million a year if he retires at age 60.

The money that U.S. executives save through the 401(k) plan, as for all U.S. employees, is eligible for a Company match that currently equals 50% of the first 6% of eligible pay that they save through the plan for those hired before 2005, and 100% of the first 6% saved for those hired after 2004.

Other Compensation

Additional benefits for top management are also the occasional subject of headlines. At IBM, “perks” for executives are relatively few and quite basic. The value of these programs makes up less than 1% of any IBM leader’s total compensation.

Programs are limited to services with a direct bearing on productivity for these senior leaders. Each leader, for example, is eligible for a Company-paid annual medical exam to avoid medically-induced disruptions of their service to the Company. They are eligible for reimbursement up to $8,000 to pay for financial counseling, designed to guide them in decisions regarding their significant IBM stock investments and related financial issues. IBM does not provide its senior leaders with perquisites such as personal club memberships, vacation houses or apartments, entertainment accounts, or similar perks.

Another item reflects the realities and risks inherent in running a contemporary global enterprise where success demands heavy travel on the part of its senior business leaders. Under the Company’s security practices, the Chairman and CEO does not fly on commercial airlines, even for personal travel. He must use Company aircraft at all times. The Chairman and CEO is also provided with personal security when he travels. Although we consider these personal travel and security items to be basic business-related matters, the SEC requires that the incremental cost of these activities be disclosed as perquisites and included in compensation.

IBM — Meeting Market Standards for Executive Compensation

We recognize that the issue of executive pay is critical to shareholders and to members of the wider public whose hopes for the future rest substantially on trust in the conduct of those who run our corporations. Simply put, those who profit disproportionately to the value they create for shareholders and society, or the value they provide to clients, are breaking faith with all who would do business with them, and all who would risk their hard-earned savings in the future of an enterprise.

We have provided the information in these pages precisely because IBM works to keep that faith. We know that striking a balance between shareholders’ concept of fairness and the incentives needed to attract and retain a stellar executive team will always require sound judgment and careful thought. Business, markets, and people are too dynamic for mere formulaic solutions. The numbers can be best understood when the process behind them is transparent.

IBM’s business has always been to help our clients succeed through innovative solutions. Our shareholders deserve no less. We welcome this discussion.

Section 2: Additional Information Required by SEC Disclosure Regulations

ELEMENTS OF COMPENSATION PROGRAMS AND LINKAGE TO OBJECTIVES

To supplement the discussion in Section 1 and as required by the SEC, the following is a description of the Company’s compensation programs and the objectives they are designed to support. As noted in Section 1: An Inside Look at Executive Compensation, IBM’s compensation practices are designed to meet five key objectives:

•                  Ensure that the interests of IBM’s leaders are closely aligned with those of our investors and owners;

•                  Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•                  Motivate our leaders to deliver high business performance;

•                  Differentiate compensation so that it varies based on individual and team performance; and

•                  Balance rewards for these demanding roles between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

LINKAGE TO
COMPENSATION			COMPENSATION
ELEMENT	DESCRIPTION	ELIGIBILITY	OBJECTIVES
Current Year Performance
Salary	Market-competitive, fixed level of compensation	All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)	Attract and retain highly qualified leaders Motivate high business performance
Annual Incentive

Combined with salary, the target level of annual incentive provides a market-competitive total cash opportunity.

Actual annual incentive payout depends on individual and Company performance. Lowest performers receive no incentive payment.

		All executives, including NEOs	Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

LINKAGE TO
COMPENSATION			COMPENSATION
ELEMENT	DESCRIPTION	ELIGIBILITY	OBJECTIVES
Current Year Performance (continued)
Team Incentive	Additional cash compensation opportunity shared equally by the team members Encourages teaming, collaboration and integration across business units, by Chairman and CEO’s senior team	Executive Vice President and Senior Vice Presidents, including NEOs	Motivate high business performance Vary compensation based on team performance
Long-Term Incentive Plan
Performance Share Units (PSUs)

Equity grant value based on individual performance and retention objectives for each executive.

Grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter.

Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against earnings per share and cash flow targets.

Encourages sustained, long-term growth by linking portion of compensation to the long-term Company performance.

Paid in IBM shares upon completion of three-year performance period, linking the compensation value further to the long-term performance of IBM.

		Approximately 400 executives, based on job scope including NEOs	Align executive and shareholder interests Attract and retain highly qualified leaders Motivate high business performance

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall equity plan and to give more consistency across equity grants made at different points in the quarter.

LINKAGE TO
COMPENSATION			COMPENSATION
ELEMENT	DESCRIPTION	ELIGIBILITY	OBJECTIVES
Long-Term Incentive Plan (continued)
Chairman’s Performance Uplift

Equity award decided annually by the Chairman and delivered to selected individuals in PSUs.

Selective recognition of those members of the Integration & Values Team (I&VT) who have demonstrated extraordinary results in driving growth through integration and demonstrating the IBM values.

Receiving an uplift award one year does not guarantee awards in following years.

		Select members of the I &VT (excluding Chairman and CEO, EVP and SVPs)	Motivate high business performance Vary compensation based on individual and team performance
Annual Stock-Based Grant

Annual equity grants are made in the form of restricted stock units (RSUs) or options, or some combination.

The amount of an annual grant is dependent on the level of the executive and individual performance with lowest performers receiving no grant.

Planned grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter and, for option grants, the respective Black-Scholes valuation factor.

Awards generally vest over a 1-4 year period.

		All executives, including NEOs	Align executive and shareholder interests Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance
Retention Stock-Based Grant	Periodically, management reviews the retention strategy for high-performing executives and may make retention equity grants to selected executives.	Select executives determined each year, including some NEOs	Align executive and shareholder interests Retain highly qualified leaders

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall equity plan and to give more consistency across equity grants made at different points in the quarter.

LINKAGE TO
COMPENSATION			COMPENSATION
ELEMENT	DESCRIPTION	ELIGIBILITY	OBJECTIVES
After Working Career
Pension and Savings Plans	Like all IBM employees, executives participate in the local pension plans and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	All executives, including NEOs	Attract and retain highly qualified leaders
Other Executive Retention Programs

Separate plans established more than 10 years ago in some countries (including the U.S.) to encourage full-career retention of key executives.

Important during a time of significant business transformation for IBM; the programs are now closed.

No additional amounts will be earned in the U.S. under this program after 2007.

		Selected executives, including NEOs and some other executive officers	Attract and retain highly qualified leaders
Executive Deferred Compensation Plan

Established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide executives with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Cash and equity may be deferred under the plan.

		All U.S. executives, including NEOs	Align executive and shareholder interests Attract and retain highly qualified leaders

Determining Appropriate Pay Levels

Overall pay levels and the level for each element of pay are determined based on the competitive environment and expected market trends.

To set the range of pay for a particular job role, IBM positions executive pay compared to jobs of similar size and complexity at comparable companies. IBM participates in several executive compensation benchmarking surveys that provide detail on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. These surveys are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. We include in these surveys a broad range of key information technology companies, given the battle for talent that exists in our industry and to help us identify trends in the industry. We also include companies outside our industry, whose stature, size and complexity approximates our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The Committee currently retains Towers Perrin as its outside compensation consultant, approving all fees and scope of work; a single senior Managing Director of Towers Perrin has the responsibility for working with the Committee and does not perform any work for management.

The Committee approves the benchmark list and uses trend data to assess pay levels against pay for similar jobs. See discussion in Section 1: An Inside look at Executive Compensation (Determining Appropriate Pay Levels).

Setting Performance Targets for Incentive Compensation

ANNUAL INCENTIVE PROGRAM

The Company sets business objectives at the beginning of each year that are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each Business Unit for purposes of determining the target funding of the Annual Incentive Program. Actual funding levels can vary from 0% to 200% of target, depending on performance against objectives.

At the end of the year, management assesses the financial and productivity performance for the Company based on performance against financial metrics, as set out below.

WEIGHTING IN
FINANCIAL METRIC	OVERALL SCORE
Net Income	60%
Revenue Growth	20%
Cash Flow	10%
Productivity	10%

Overall funding for the Annual Incentive Plan is based on the performance results against these targets and a discretionary assessment made by the Chairman and CEO based on factors such as individual and unit performance, client satisfaction, market share growth and workforce development, among others. This assessment can be either up or down. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Plan funding level. Once the funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times target (payouts at that level are rare and only possible when IBM’s performance has also been exceptional).

Because disclosure of the specific targets under the Annual Incentive Program would signal where IBM is shifting strategic focus, give competitors insight to areas where IBM is changing investments or divestments and impair IBM’s ability to leverage these actions for competitive advantage, IBM is not disclosing these specific targets. The targets are set at aggressive levels each year to motivate high business performance and support attainment of longer-term financial objectives. These targets, individually or together, are designed to be challenging to attain. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key skills from IBM. In addition, disclosing the details of our productivity metric provides confidential information we currently do not publicly disclose which would put at risk our ability to leverage for pricing competitiveness. Disclosing the specific targets and metrics used in the qualitative discretionary assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers. Also, the Company’s financial model, as explained to investors, is a long-term model, with objectives and drivers for top line growth and EPS. The Company does not manage its financial model on a short-term or annual basis. Disclosing short-term compensation objectives would run counter to the Company’s core financial model and could result in confusion for investors.

Performance Share Unit Program

EPS and cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model, including the impact our ongoing share buyback program has on EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with 80% weighting on EPS and 20% on cash flow. The resulting score, which is approved by the Compensation Committee, adjusts the planned value of the actual Performance Share Unit award from 0% to 150%. There is no discretionary adjustment to the Performance Share program score.

Disclosure of each of the three-year performance period targets would show our view of future cash flow targets which could put us at a competitive disadvantage for M&A negotiations. The disclosure also would signal to our competitors the timing of large capital investments or acquisitions based on our view of the market.

As in the annual incentive program, the targets for each of the financial metrics in the Performance Share Unit program are set at aggressive levels to motivate high business performance and support attainment of IBM’s longer-term financial objectives Achievement of these targets, individually or together, is designed to be challenging. Each year, the targets for the new three-year period are set based on the prior period’s attainment.

Equity Award Practices

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options and the grant price of all full-value awards is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price and the date of grant. All equity awards for senior management are approved by the Compensation Committee. All equity awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before the grant date, which is typically the date of the promotion or hire.

Ethical Conduct

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.

The Company’s equity plans and agreements provide that awards will be cancelled and that certain gains must be repaid if an executive engages in activity that is detrimental to the Company, such as performing services for a competitor, disclosing confidential information or violating the Company’s Business Conduct Guidelines. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

In addition, approximately 400 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented a policy for the “clawback” of cash incentive payments in the event an officer’s conduct leads to a restatement of the Company’s financial results, as follows:

To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging Practices

The Company does not allow any member of the I&VT, including all named executive officers, to enter into any derivative transaction on IBM stock (e.g., any short-sale, forward, market option, collar, etc.).

Tax Considerations

Section 162(m) of the U.S. Internal Revenue Code of 1986 limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other four highest-paid executive officers unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, any taxable compensation derived from the exercise of stock options by senior executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The Executive Deferred Compensation Plan permits an executive officer who is subject to section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the section 162(m) limit. The Company’s stockholders have previously approved terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based, and did so again in 2004, as required by the Internal Revenue Service. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under section 162(m), which may be appropriate to retain and motivate key executives.

2006 SUMMARY COMPENSATION TABLE NARRATIVE

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2006.

•                  IBM reviews salaries for each named executive officer annually during a common review cycle.

•                  In 2006, salary increases for named executive officers took effect on June 1.

•                  See Section 1 of the 2006 Compensation Discussion and Analysis above for an explanation of the amount of salary, bonus and other compensation elements in proportion to total compensation.

Bonus (Column (d))

Amounts shown in the Bonus column represent payouts of the Team Incentive. Amounts in this column do not include payments under the IBM Annual Incentive Plan, which are included under column (g) (Non-Equity Incentive Plan Compensation).

TEAM INCENTIVE

General Terms

•                  Only the EVP and SVPs participate in this program.

•                  Each participant receives the same payout.

•                  The Chairman and CEO determines how well the participants have performed as a team over the course of the year and sets the payout amount which is approved by the Compensation Committee.

•                  See 2006 Compensation Discussion and Analysis above for an explanation of the Team Incentive.

Performance Period and Payout

•                  This is an annual program with a performance period from January 1 to December 31.

•                  Payout occurs generally in March of the year following the performance period.

Payout Range

•                  Minimum annual payout of $0.

•                  Maximum annual payout of $250,000.

•                  There is no target.

Stock Awards Total (Column (e))

Amounts shown in the Stock Awards Total column are comprised of three different types of awards (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units), presented separately to enhance understanding. The amount shown in the columns for Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units is the dollar amount recognized for financial statement reporting purposes in 2006 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations). Equity expense calculations for financial statement purposes spread the grant date cost of those awards over the vesting period. Therefore, amounts in this column include the expense for awards granted in 2006 and previous years. All of these awards were granted to the named executive officers under IBM’s 1999 Long-Term Performance Plan (LTPP).

PERFORMANCE SHARE UNITS (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2006 Summary Compensation Table and in the columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)) in the 2006 Grants of Plan-Based Awards Table.

General Terms

•                  One PSU is equivalent in value to one share of IBM common stock.

•                  Executive officers are awarded a number of PSUs each year at the beginning of the three-year performance period.

•                  Performance targets for cumulative three-year attainment in earnings per share and cash flow are set at the beginning of the three-year period. These targets are approved by the Compensation Committee.

•                  At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets.

•                  At the end of the performance period, that number of PSUs is adjusted up or down based on the approved actual performance relative to the pre-established targets.

•                  The performance period for the awards made in 2006 is January 1, 2006 through December 31, 2008.

•                  PSUs are paid out in IBM common stock after the three-year performance period.

•                  There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout

•                  PSU awards granted in 2006 will be adjusted for performance (as described below) and will be paid in IBM common stock on February 1, 2009 if the executive has been continuously employed by IBM as of that date.

•                  If the executive chooses, upon payout, the released shares may be deferred into the IBM Executive Deferred Compensation Plan (EDCP). See 2006 Nonqualified Deferred Compensation Narrative below.

Performance Targets

•                  Performance targets for the PSUs are set by the Compensation Committee based on two business objectives:

•                  Cumulative earnings per share (weighted 80%)

•                  Cumulative cash flow (weighted 20%)

•                  See Section 2 of the Compensation Discussion and Analysis for information on setting performance targets for the PSU program.

Payout Calculations

•                  Payout of PSUs is determined by separately assessing performance against each of the pre-established targets.

•                  Payout will not be made for performance below the Threshold level, described below.

Target Number

The Target number of PSUs (listed in column (g) of the 2006 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Threshold Number

•                  The Threshold number of PSUs (listed in column (f) of the 2006 Grants of Plan-Based Awards Table) is 25% of the Target number.

•                  The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (earnings per share and cash flow).

•                  If only the cumulative earnings-per-share target is met at the Threshold level (and the cash flow target is not met), the number of PSUs earned would be 80% of the Threshold number.

•                  If only the cumulative cash flow target is met at the Threshold level (and the earnings-per-share target is not met), the number of PSUs earned would be 20% of the Threshold number.

Maximum Number

•                  The Maximum number of PSUs (listed in column (h) of the 2006 Grants of Plan-Based Awards Table) is 150% of the Target number.

•                  The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

RESTRICTED STOCK UNITS (RSUs)

The following describes the material terms and conditions of RSUs as reported in the columns titled Restricted Stock Units and Retention Restricted Stock Units (column (e)) in the 2006 Summary Compensation Table and in the column titled All Other Stock Awards: Number of Shares of Stock or Units (column (i)) in the 2006 Grants of Plan-Based Awards Table.

General Terms

•                  One RSU is equivalent in value to one share of IBM common stock.

•                  RSUs are generally paid out in IBM common stock at vesting.

•                  RSUs earn dividend equivalents at the same rate and at the same time as the dividends paid to IBM stockholders.

Vesting and Payout

•                  RSUs generally vest in three equal increments on the first three anniversaries of the grant date.

•                  Payout at each anniversary is contingent on the recipient remaining employed by IBM through each anniversary date.

•                  From time to time, special performance-based RSUs may be granted with performance contingent vesting.

RETENTION RESTRICTED STOCK UNITS (RRSUs)

General Terms

•                  RRSUs have the same general terms as RSUs.

•                  These awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

Vesting and Payout

•                  Vesting periods for RRSUs typically range from two to five years and can be as long as ten years.

•                  Payout is contingent on the recipient remaining employed by IBM until the end of each vesting period.

Option Awards (Column (f))

Amounts shown in the Options Awards Total column are comprised of two different types of awards (Premium Priced Options and Market Priced Options), presented separately to enhance understanding. The amount shown in the columns for Premium Priced Options and Market Priced Options is the dollar amount recognized for financial statement reporting purposes in 2006 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations). Equity expense calculations for financial statement purposes spread the grant date cost of those awards over the vesting period. Therefore, amounts in this column include the expense for awards granted in 2006 and previous years. All of these options were granted to the named executive officers under IBM’s 1999 LTPP.

General Terms

•                  All option awards made in 2006 expire on the tenth anniversary of the date of grant.

•                  In accordance with IBM’s LTPP, the exercise price of stock options is not less than the average of the high and low prices of IBM stock on the New York Stock Exchange (NYSE) on the date of grant.

•                  Option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Premium priced options

•                  The exercise price is equal to 110% of the average of the high and low prices of IBM stock on the NYSE on the date of grant.

•                  These options vest in four equal increments on the first four anniversaries of the grant date, except if otherwise noted.

•                  For example, 1,000 options granted on May 8, 2006 would vest as follows:

•                  250 shares on May 8, 2007;

•                  250 shares on May 8, 2008;

•                  250 shares on May 8, 2009 and

•                  250 shares on May 8, 2010.

Market priced options

•                  The exercise price is equal to the average of the high and low prices of IBM stock on the NYSE on the date of grant.

•                  These options generally vest 100% on the third anniversary of the date of grant.

•                  In 2006, market priced options were awarded to named executive officers who participated in the IBM stock investment program (the Buy-First program) by agreeing to invest 5, 10 or 15% of their annual incentive plan payout in the IBM Stock Fund under the EDCP.

•                  That investment value was matched on a two-for-one basis with market priced options.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Plan (AIP). Under the previous SEC rules, AIP payments were disclosed in the Bonus column of the Summary Compensation Table.

General Terms

•                  All executive officers, including the Chairman and CEO, participate in this plan.

•                  The performance period is the fiscal year (January 1 through December 31, 2006).

•                  Performance goals are set annually in the beginning of the year and generally encompass the following components:

•                  Corporate-wide goals

•                  Business unit goals

•                  See Section 2 of the Compensation Discussion and Analysis for information on setting performance targets for the AIP program.

Payout Range

•                  The Chairman and CEO has a flat dollar target of $5,000,000.

•                  Each named executive officer other than the Chairman and CEO has a target of 135% of base salary.

•                  Threshold payout for each named executive officer is $0 (see column (c) of the 2006 Grants of Plan-Based Awards Table).

•                  Maximum payout for each named executive officer is three times the target (see column (e) of the 2006 Grants of Plan-Based Awards Table).

Vesting and Payout

•                  In addition to performance against Corporate-wide and Business Unit goals, individual performance against goals set at beginning of year determine payout amount.

•                  An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout.

•                  AIP payouts earned between January 1, 2006 and December 31, 2006 will be paid on or before March 15, 2007.

Change in Retention Plan Value (Column (h))

•                  Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2005 to December 31, 2006 for each named executive officer.

•                  See the 2006 Retention Plan Narrative section for a description of the Retention Plan.

Change in Pension Value (Column (h))

•                  Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2005 to December 31, 2006 for each named executive officer.

•                  See the 2006 Pension Benefits Narrative for a description of the IBM Pension Plans.

Nonqualified Deferred Compensation Earnings (Column (h))

•                  IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•                  See the 2006 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers may participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•                  Amounts represent payments IBM has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•                  These expenses are:

•                  Family travel to and attendance at Company-related events; and

•                  For the Chairman and CEO, commutation in Company-leased cars (see Personal Use of Company Autos below).

Company Contributions to Defined Contribution Plans

•                  Amounts represent Company matching contributions to the individual accounts for each named executive officer.

•                  Under IBM’s 401(k) plan and the EDCP, the Company matched 50% of the first 6% of eligible compensation contributed by executives hired before 2005, and 100% of the first 6% contributed by executives hired after 2004.

•                  See the 2006 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans in which the named executive officers may participate.

Life Insurance Premiums

•                  Amounts represent life insurance premiums paid by IBM on behalf of the named executive officers.

•                  These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•                  IBM provides basic term life insurance for most employees.

•                  Life insurance for employees and executives hired before January 1, 2006 is:

•                  Two times salary plus annual incentive plan payout.

•                  Maximum coverage amount of $2,000,000.

•                  In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel.

•                  Travel Accident Insurance for employees and executives is:

•                  Five times salary plus incentive.

•                  Maximum coverage amount of $15,000,000.

Dividend Equivalents

•                  Amounts represent dividend equivalents paid in cash to the named executive officers in 2006 on their RSUs that have not yet vested and on any shares of IBM stock for which the officers deferred receipt under the EDCP (Deferred IBM Shares).

•                  Dividend equivalents are paid on unvested RSUs and Deferred IBM Shares at the same rate and at the same time as the dividends paid to IBM shareholders.

•                  IBM does not pay dividend equivalents on PSUs or stock options.

•                  See the 2006 Nonqualified Deferred Compensation Narrative for a description of the EDCP, including Deferred IBM Shares.

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2006.

Personal Financial Planning

IBM covers up to $8,000 annually for financial planning services for the named executive officers.

Personal Travel on Company Aircraft

General Information

•                  Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•                  IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft; the aggregate incremental cost for his personal travel is included in this column. These amounts also include the aggregate incremental cost, if any, of travel by his family or other non-IBM employees on both business and non-business occasions.

•                  Additionally, personal travel on IBM aircraft by named executive officers other than the Chairman and CEO, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on business occasions is also included.

•                  Also, from time to time, named executive officers who are members of the boards of directors of other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated as follows: multiply hourly variable cost rate for the aircraft used by the hours used.

•                  The hourly variable cost rate includes the following:

•                  Fuel

•                  Oil

•                  Parking/Landing fees

•                  Crew expenses

•                  Aircraft maintenance (based on the hourly operation of the aircraft)

•                  Catering

•                  The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•                  The aggregate incremental cost for charter flights is the full cost to IBM of the charter.

Personal Use of Company Autos

General Information

•                  IBM security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM.

•                  In addition, under IBM security practices, the Chairman and CEO may use a leased car with an IBM driver for non-business occasions, and his family may use a Company-leased car on non-business occasions or when accompanying him on business occasions.

•                  Family members and other non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car on business occasions.

•                  Amounts reflect the aggregate incremental cost, if any, for the above referenced items.

Aggregate Incremental Cost Calculation

•                  The incremental cost for the car and driver for commutation and non-business events is calculated by multiplying:

•                  Variable rate by

•                  The number of trips.

•                  The variable rate includes the following:

•                  Drivers’ salary and overtime payments

•                  Fuel

•                  Maintenance

•                  Tolls

•                  Parking

•                  Drivers’ meals

Personal Security

General Information

•                  Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for his family on certain non-business occasions or when accompanying him on business occasions.

•                  Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•                  In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and the specified named executive officers.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for security personnel is the cost of the following items:

•                  Commercial airfare to and from the destination, if needed

•                  Hotels

•                  Meals

•                  Car services

•                  Salary and travel expenses of any additional subcontracted personnel, if needed.

•                  The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the costs of these items.

Annual Executive Physical

•                  IBM covers the cost of an annual executive physical for the named executive officers.

•                  Amounts represent payments by IBM for the specified named executive officer under this program.

Family Travel and Attendance at Company-Related Events

•                  Company-related events may include meetings, dinners and receptions with IBM’s clients, executive management or Board of Directors attended by the named executive officer and his family.

•                  Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

Other Personal Expenses

•                  Amounts represent the cost of meals and lodging for executives who traveled for their annual executive physical.

•                  Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

2006 SUMMARY COMPENSATION TABLE

	Year	Salary ($)	Bonus ($)	Perform- ance Share Units (1) ($)	Restricted Stock Units (1) ($)	Retention Restricted Stock Units (1) ($)	Stock Awards Total (2) ($)	Premium Priced Options (3) ($)	Market Priced Options (3) ($)	Option Awards Total (4) ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Retention Plan Value (5) ($)	Change in Pension Value (6) ($)	Non- qualified Deferred Compen- sation Earnings (7) ($)	All Other Compen- sation (8) ($)	Total (9) ($)
Name and Principal Position (a)	(b)	(c)	(d)	(e)	(e)	(e)	(e)	(f)	(f)	(f)	(g)	(h)	(h)	(h)	(i)	(j)
S.J. Palmisano	2006	$ 1,750,000	$ 0	$ 5,342,100	$ 495,283	$ 624,650	$ 6,462,033	$ 3,934,012	$ 2,449,936	$ 6,383,948	$ 5,000,000	$ 1,615,832	$ 2,329,445	$ 0	$ 922,530	$ 24,463,788
Chairman, President
and CEO
M. Loughridge	2006	659,167	200,000	979,974	232,763	574,522	1,787,259	780,616	310,670	1,091,286	920,000	465,512	698,630	0	132,447	5,954,301
Senior VP and CFO
N.M. Donofrio	2006	771,667	200,000	909,512	225,004	657,794	1,792,310	592,636	575,426	1,168,062	1,023,350	226,666	975,154	0	135,217	6,292,426
Executive VP, Innovation
and Technology
D.T. Elix	2006	768,751	200,000	1,280,009	225,004	288,492	1,793,505	1,078,472	601,094	1,679,566	888,250	473,653	136,307	0	120,117	6,060,149
Senior VP and Group
Executive
S.A. Mills	2006	621,251	200,000	1,142,409	217,245	584,206	1,943,860	935,918	521,027	1,456,945	865,000	322,046	491,700	0	109,427	6,010,229
Senior VP and Group
Executive

(1)    The expense for the Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units above was computed in accordance with FAS 123R (excluding risk of forfeiture) by multiplying the number of units granted by the average high and low stock prices of IBM stock on the NYSE on the date of grant.

(2)    The amounts in this column reflect the total of the previous three columns (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units).

(3)    For assumptions used in determining the fair value of stock option awards granted, see Note U (Stock-Based Compensation) to the Company’s 2005 and 2006 Consolidated Financial Statements and Note V (Stock-Based Compensation) to the Company’s 2003 and 2004 Consolidated Financial Statements.

(4)    The amounts in this column reflect the total of the previous two columns (Premium Priced Options and Market Priced Options).

(5)    Assumptions used to calculate this amount can be found immediately after the 2006 Retention Plan Table.

(6)    Assumptions used to calculate this amount can be found immediately after the 2006 Pension Benefits Table.

(7)    IBM does not provide guaranteed, above-market or preferential earnings on deferred compensation.

(8)    Amounts in this column include the following: for Mr. Palmisano: tax reimbursements of $11,143, Company contributions to defined contribution plans of $207,750, and dividend equivalents of $248,725; for Mr. Loughridge: Company contributions to defined contribution plans of $50,525, and dividend equivalents of $78,671; for Mr. Donofrio: Company contributions to defined contribution plans of $59,450, and dividend equivalents of $27,262; for Mr. Elix: Company contributions to defined contribution plans of $56,963, and dividend equivalents of $35,140; and for Mr. Mills: Company contributions to defined contribution plans of $47,438, and dividend equivalents of $47,403. Amounts in this column also include the following perquisites: for Mr. Palmisano: personal financial planning, personal travel on Company aircraft of $373,187, personal use of Company autos, personal security of $53,409 and spousal attendance at Company-related events; for Mr. Donofrio: personal financial planning, personal travel on Company aircraft of $27,696, personal security, annual executive physical, family attendance at Company-related events and other personal expense; for Mr. Elix: personal travel on Company aircraft, spousal attendance at Company-related events and other personal expense; and for Mr. Mills: personal financial planning, personal travel on Company aircraft, personal security and spousal attendance at Company-related events. See the 2006 Summary Compensation Table Narrative for a description of these items and information about aggregate incremental cost calculations.

(9)    The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

2006 GRANTS OF PLAN-BASED AWARDS TABLE

This table reflects the following plan-based awards: Annual Incentive Plan; Performance Share Units; Restricted Stock Units and Stock Option Grants. Each of these types of awards is discussed in the 2006 Summary Compensation Table Narrative and in the Compensation Discussion and Analysis above.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
Name (a)	Type of Award(1)	Grant Date (b)	Compen- sation Committee Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units(4)(5) (#) (i)	All Other Option Awards: Number of Securities Underl-ying Options(6) (#) (j)	Exercise or Base Price of Option Awards(7) ($/Sh) (k)	Closing Price on the NYSE on the Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards(8) ($) (l)
S. J.	AIP	N/A	2/28/2006	$ 0	$ 5,000,000	$ 15,000,000
Palmisano	PSU	5/8/2006	2/28/2006				23,619	94,475	141,713					$ 7,818,751
	SO	5/8/2006	2/28/2006								88,130	$ 91.04	$ 82.89	1,787,276
	SO	5/8/2006	2/28/2006								63,628	82.76	82.89	1,495,894
M.	AIP	N/A	2/28/2006	0	920,000	2,760,000
Loughridge	PSU	5/8/2006	2/28/2006				4,688	18,750	28,125					1,551,750
	RSU	5/8/2006	2/28/2006							11,250				931,050
	RRSU	3/7/2006	2/28/2006							17,648				1,417,311
	SO	5/8/2006	2/28/2006								27,986	91.04	82.89	567,556
	SO	5/8/2006	2/28/2006								8,402	82.76	82.89	197,531
N. M.	AIP	N/A	2/28/2006	0	1,055,000	3,165,000
Donofrio	PSU	5/8/2006	2/28/2006				4,531	18,125	27,188					1,500,025
	RSU	5/8/2006	2/28/2006							10,875				900,015
	SO	5/8/2006	2/28/2006								27,053	91.04	82.89	548,635
	SO	5/8/2006	2/28/2006								14,878	82.76	82.89	349,782
D. T. Elix	AIP	N/A	2/28/2006	0	1,045,000	3,135,000
	PSU	5/8/2006	2/28/2006				4,531	18,125	27,188					1,500,025
	RSU	5/8/2006	2/28/2006							10,875				900,015
	SO	5/8/2006	2/28/2006								27,053	91.04	82.89	548,635
	SO	5/8/2006	2/28/2006								9,263	82.76	82.89	217,773
S.A. Mills	AIP	N/A	2/28/2006	0	865,000	2,595,000
	PSU	5/8/2006	2/28/2006				4,375	17,500	26,250					1,448,300
	RSU	5/8/2006	2/28/2006							10,500				868,980
	RRSU	12/22/2006	12/20/2006							12,346				1,180,278
	SO	5/8/2006	2/28/2006								26,120	91.04	82.89	529,714
	SO	5/8/2006	2/28/2006								11,804	82.76	82.89	277,512

(1)        Type of Award:
AIP = Annual Incentive Plan
PSU = Performance Share Unit
RSU = Restricted Stock Unit
RRSU = Retention Restricted Stock Unit
SO = Nonqualified Stock Option

(2)                These amounts will be adjusted based on performance and paid on or before March 15, 2007.

(3)                Amounts shown are numbers of PSUs. These awards will be adjusted for performance and be payable on February 1, 2009.

(4)                RSUs will vest in three equal annual installments on the first three anniversaries of the grant date.

(5)                The RRSU awarded to Mr. Loughridge on March 7, 2006 will vest one third on March 7, 2009, and the remaining two thirds will vest on March 7, 2011. The RRSU awarded to Mr.
Mills on December 22, 2006 will vest 100% on December 22, 2011.

(6)                Options with an exercise price of $91.04 will vest in four equal annual installments on the first four anniversaries of the grant date. Options with an exercise price of $82.76 will vest 100% on the third anniversary of the grant date.

(7)                Premium priced SOs have an exercise price equal to 110% of the average of the high and low prices of IBM stock on the NYSE on the date of grant. All other SOs have an exercise price equal to the average of the high and low prices of IBM stock on the NYSE on the date of grant.

(8)                Amounts in this column represent the market value of the full 2006 awards indicated, calculated in accordance with FAS 123R. For option awards, that number is calculated by multiplying the Black-Scholes value by the number of options awarded. For PSUs, RSUs and RRSUs, that number is calculated by multiplying the average high and low prices of IBM stock on the NYSE on the date of grant by the number of units awarded.

2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END NARRATIVE

Option Awards (Columns (b)-(f))

•                  The Grant Date for each of the outstanding option awards has been included to facilitate understanding of the vesting schedules.

•                  Additionally, a Total line has been included for each named executive officer to provide the reader with a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•                  IBM has not granted any option awards that are Equity Incentive Plan Awards; therefore no amounts are reported in column (d) of the 2006 Outstanding Equity Awards at Fiscal Year-End Table.

•                  See the 2006 Summary Compensation Table Narrative above for more details on the option awards.

Stock Awards (Columns (g)-(j))

General Information

The Grant Date for each of the outstanding RSU awards (column (g)) and PSU and performance-based RSU awards (column (i)) has been included to facilitate understanding of the vesting schedules.

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RSUs that are not performance-based that were outstanding as of December 31, 2006.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RSUs disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year.

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs and performance-based RSUs that were outstanding as of December 31, 2006.

Performance Share Units

•                  Amounts in column (i) of the 2006 Outstanding Equity Awards at Fiscal Year-End Table reflect the maximum number possible for each PSU award.

•                  The maximum payout level is 150% of target and the program has not paid out at the maximum level since the 1995-1997 performance period (which paid out in February 1998).

•                  The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•                  Payouts in the last 5 years have ranged from 54% to 130%.

•                  See Section 2 of the 2006 Compensation Discussion and Analysis as well as the 2006 Summary Compensation Table Narrative for a detailed description of the PSU program including payout calculations.

•                  The table below provides the payout levels for all of the outstanding awards for each of the named executive officers.

2006 Outstanding PSU Award Payout Levels

NAME	GRANT DATE	THRESHOLD	TARGET	MAXIMUM
S.J. Palmisano	2/24/2004	10,417	41,667	62,501
	3/08/2005	8,374	33,495	50,243
	5/08/2006	23,619	94,475	141,713
M. Loughridge	2/24/2004	2,009	8,034	12,051
	3/08/2005	1,622	6,487	9,731
	5/08/2006	4,688	18,750	28,125
N.M. Donofrio	2/24/2004	2,402	9,606	14,409
	5/08/2006	4,531	18,125	27,188
D.T. Elix	2/24/2004	2,729	10,917	16,376
	3/08/2005	2,392	9,569	14,354
	5/08/2006	4,531	18,125	27,188
S.A. Mills	2/24/2004	2,327	9,307	13,961
	3/08/2005	2,079	8,315	12,473
	5/08/2006	4,375	17,500	26,250

Performance-Based RSUs

•                  The 10,753 unit award shown for Mr. Palmisano in Column (i) of the 2006 Outstanding Equity Awards at Fiscal Year-End Table was a performance-based RSU granted on March 8, 2005 in connection with the transaction with Lenovo involving IBM’s Personal Computing business.

•                  The vesting of this award was contingent on performance-based and retention criteria.

•                  The performance-based criteria was satisfied on April 30, 2005 with the successful close of the Lenovo transaction, and the retention criteria was satisfied on March 8, 2007.

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the value of PSUs and performance-based RSUs disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year.

2006 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options(2) (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
(a)		(b)	(c)	(d)	(e)	(f)		(g)	(h)		(i)	(j)
S.J Palmisano.	7/29/1997	64,000	0	N/A	$51.8600	7/28/2007	7/27/1999	25,000	$2,428,750	2/24/2004	62,501	$6,071,972
	2/24/1998	120,000	0		51.1550	2/23/2008				3/8/2005	50,243	4,881,107
	2/23/1999	100,000	0		88.9550	2/22/2009				3/8/2005	10,753	1,044,654
	2/29/2000	80,000	0		103.2500	2/28/2010				5/8/2006	141,713	13,767,418
	9/26/2000	100,000	0		120.1200	9/25/2010
	2/27/2001	90,000	0		104.7100	2/26/2011
	2/26/2002	300,000	0		97.5900	2/25/2012
	2/25/2003	187,500	62,500		78.1300	2/24/2013
	2/24/2004	125,000	125,000		105.9600	2/23/2014
	3/8/2005	50,000	150,000		101.3300	3/7/2015
	3/8/2005	0	30,325		92.1200	3/7/2015
	5/8/2006	0	88,130		91.0400	5/7/2016
	5/8/2006	0	63,628		82.7600	5/7/2016
Total:		1,216,500	519,583					25,000	$2,428,750		265,210	$25,765,151

M. Loughridge	2/23/1999	14,700	0	N/A	$ 88.9550	2/22/2009	5/1/2002	10,000	$ 971,500	2/24/2004	12,051	$ 1,170,755
	2/29/2000	22,500	0		103.2500	2/28/2010	3/7/2006	17,648	1,714,503	3/8/2005	9,731	945,367
	2/27/2001	24,500	0		104.7100	2/26/2011	5/8/2006	11,250	1,092,938	5/8/2006	28,125	2,732,344
	2/26/2002	28,462	0		97.5900	2/25/2012
	5/1/2002	10,388	0		83.1600	4/30/2012
	2/25/2003	21,660	7,221		78.1300	2/24/2013
	2/24/2004	14,116	14,116		105.9600	2/23/2014
	7/27/2004	10,000	10,000		94.4700	7/26/2014
	3/8/2005	9,683	29,051		101.3300	3/7/2015
	3/8/2005	0	5,597		92.1200	3/7/2015
	5/8/2006	0	27,986		91.0400	5/7/2016
	5/8/2006	0	8,402		82.7600	5/7/2016
Total:		156,009	102,373					38,898	$3,778,941		49,907	$4,848,466

N.M. Donofrio	2/24/1998	100,000	0	N/A	$ 51.1550	2/23/2008	6/17/2002	9,434	$ 916,513	2/24/2004	14,409	$ 1,399,834
	2/23/1999	60,000	0		88.9550	2/22/2009	3/8/2005	6,452	626,812	5/8/2006	27,188	2,641,314
	2/29/2000	50,000	0		103.2500	2/28/2010	5/8/2006	10,875	1,056,506
	2/27/2001	50,000	0		104.7100	2/26/2011
	2/26/2002	60,849	0		97.5900	2/25/2012
	2/25/2003	44,271	14,757		78.1300	2/24/2013
	2/24/2004	28,851	28,851		105.9600	2/23/2014
	3/8/2005	0	6,944		92.1200	3/7/2015
	5/8/2006	0	27,053		91.0400	5/7/2016
	5/8/2006	0	14,878		82.7600	5/7/2016
Total		393,971	92,483					26,761	$ 2,599,831		41,597	$ 4,041,148

D.T. Elix	2/24/1998	45,000	0	N/A	$ 51.1550	2/23/2008	6/17/2002	18,868	$ 1,833,026	2/24/2004	16,376	$ 1,590,928
	2/23/1999	46,200	0		88.9550	2/22/2009	5/8/2006	10,875	$ 1,056,506	3/8/2005	14,354	$ 1,394,491
	2/29/2000	50,000	0		103.2500	2/28/2010				5/8/2006	27,188	$ 2,641,314
	2/27/2001	65,000	0		104.7100	2/26/2011
	2/26/2002	70,663	0		97.5900	2/25/2012
	2/25/2003	50,311	16,771		78.1300	2/24/2013
	2/24/2004	32,787	32,788		105.9600	2/23/2014
	3/8/2005	14,284	42,853		101.3300	3/7/2015
	3/8/2005	0	6,458		92.1200	3/7/2015
	5/8/2006	0	27,053		91.0400	5/7/2016
	5/8/2006	0	9,263		82.7600	5/7/2016
Total		374,245	135,186					29,743	$2,889,532		57,918	$ 5,626,733

S.A. Mills	2/23/1999	29,438	0	N/A	$ 88.9550	2/22/2009	11/3/1999	12,500	$ 1,214,375	2/24/2004	13,961	$ 1,356,311
	2/29/2000	29,758	0		103.2500	2/28/2010	6/17/2002	18,868	1,833,026	3/8/2005	12,473	1,211,752
	9/26/2000	25,000	0		120.1200	9/25/2010	5/8/2006	10,500	1,020,075	5/8/2006	26,250	2,550,188
	2/27/2001	50,000	0		104.7100	2/26/2011	12/22/2006	12,346	1,199,414
	2/26/2002	64,774	0		97.5900	2/25/2012
	2/25/2003	42,891	14,298		78.1300	2/24/2013
	2/24/2004	27,951	27,951		105.9600	2/23/2014
	3/8/2005	12,411	37,236		101.3300	3/7/2015
	3/8/2005	0	4,523		92.1200	3/7/2015
	5/8/2006	0	26,120		91.0400	5/7/2016
	5/8/2006	0	11,804		82.7600	5/7/2016
Total:		282,223	121,932					54,214	$ 5,266,890		52,684	$ 5,118,251

(1)    All  fully vested option grants in this column vested 25% per year on the first through the fourth anniversaries of the respective grant dates.

(2)   The table below shows the vesting schedule for all unexercisable options. All options vest on the anniversary of the grant date in the year indicated. For example, the first May 8, 2006 option grant below for Mr. Palmisano will vest on May 8, 2007 (22,032 shares), May 8, 2008 (22,033 shares), May 8, 2009 (22,032 shares) and May 8, 2010 (22,033 shares).

		VESTING SCHEDULE FOR UNEXERCISABLE OPTIONS
NAME	GRANT DATE	2007	2008	2009	2010
S.J. Palmisano	2/25/2003	62,500
	2/24/2004	62,500	62,500
	3/8/2005	50,000	50,000	50,000
	3/8/2005		30,325
	5/8/2006	22,032	22,033	22,032	22,033
	5/8/2006			63,628
M. Loughridge	2/25/2003	7,221
	2/24/2004	7,058	7,058
	7/27/2004	5,000	5,000
	3/8/2005	9,684	9,683	9,684
	3/8/2005		5,597
	5/8/2006	6,996	6,997	6,996	6,997
	5/8/2006			8,402
N.M. Donofrio	2/25/2003	14,757
	2/24/2004	14,425	14,426
	3/8/2005		6,944
	5/8/2006	6,763	6,763	6,763	6,764
	5/8/2006			14,878
D.T. Elix	2/25/2003	16,771
	2/24/2004	16,394	16,394
	3/8/2005	14,284	14,284	14,285
	3/8/2005		6,458
	5/8/2006	6,763	6,763	6,763	6,764
	5/8/2006			9,263
S.A. Mills	2/25/2003	14,298
	2/24/2004	13,975	13,976
	3/8/2005	12,412	12,412	12,412
	3/8/2005		4,523
	5/8/2006	6,530	6,530	6,530	6,530
	5/8/2006			11,804

(3)          The amounts shown in column (g) of the 2006 Outstanding Equity Awards at Fiscal Year-End Table are RSUs that have not yet vested. See 2006 Summary Compensation Table Narrative for additional information on RSUs. The table below shows the vesting schedules for outstanding RSUs. All awards below vest on the anniversary of the date of grant in the year indicated.

		VESTING SCHEDULE FOR UNVESTED RSUs
NAME	GRANT DATE	2007	2008	2009	2010	2011
S.J. Palmisano	7/27/1999			25,000
M. Loughridge	5/1/2002	10,000
	3/7/2006			5,883		11,765
	5/8/2006	3,750	3,750	3,750
N.M. Donofrio	6/17/2002	9,434
	3/8/2005	6,452
	5/8/2006	3,625	3,625	3,625
D.T. Elix	6/17/2002	18,868
	5/8/2006	3,625	3,625	3,625
S.A. Mills	11/3/1999			12,500
	6/17/2002	18,868
	5/8/2006	3,500	3,500	3,500
	12/22/2006					12,346

(4)          Values in these columns are calculated by multiplying the fiscal year-end IBM stock price ($97.15) by the number of shares or units indicated.

(5)          The amounts shown in column (i) of the 2006 Outstanding Equity Awards at Fiscal Year-End Table are PSUs and performance-based RSUs that have not yet vested. See 2006 Summary Compensation Table Narrative for additional information on both award types. The table below shows the vesting schedules for these outstanding awards. Mr. Palmisano’s performance-based RSU of 10,753 units vested on March 8, 2007. The remainder of the awards shown below are PSUs, all of which vest on February 1 of the year indicated.

		VESTING SCHEDULE FOR UNVESTED PSUs AND PERFORMANCE-BASED RSUs
NAME	GRANT DATE	2007	2008	2009
S.J. Palmisano	2/24/2004	62,501
	3/8/2005		50,243
	3/8/2005	10,753
	5/8/2006			141,713
M. Loughridge	2/24/2004	12,051
	3/8/2005		9,731
	5/8/2006			28,125
N.M. Donofrio	2/24/2004	14,409
	5/8/2006			27,188
D.T. Elix	2/24/2004	16,376
	3/8/2005		14,354
	5/8/2006			27,188
S.A. Mills	2/24/2004	13,961
	3/8/2005		12,473
	5/8/2006			26,250

2006 OPTION EXERCISES AND STOCK VESTED TABLE

	OPTION AWARDS(1)		STOCK AWARDS(2)(3)
	NUMBER OF SHARES		NUMBER OF SHARES
	ACQUIRED ON	VALUE REALIZED	ACQUIRED ON	VALUE REALIZED
NAME	EXERCISE (#)	ON EXERCISE ($)	VESTING (#)	ON VESTING ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	96,000	$5,353,823	56,134	$4,571,834
M. Loughridge	7,951	328,734	7,117	579,644
N.M. Donofrio	197,228	8,665,705	14,525	1,182,989
D.T. Elix	0	0	39,865	3,216,689
S.A. Mills	43,535	1,703,240	31,383	2,533,403

(1)          All options that were exercised by the named executive officers in 2006 were nearing the end of their ten year terms, at which time they would have been cancelled if not exercised.

(2)          Amounts in this column reflect the vesting of RSUs and the release of PSUs. See 2006 Summary Compensation Table Narrative for details on these types of awards.

(3)          In 2006, Mr. Palmisano deferred receipt of 56,134 vested shares under the IBM Executive Deferred Compensation Plan (EDCP). Amounts shown in column (e) represent the average of the high and low IBM stock prices on February 1, 2006 ($81.445) of those deferred shares. U.S. executives can elect in advance to defer receipt of certain stock awards in accordance with IRS rules. The deferred shares continue to be held as Deferred IBM Shares under the EDCP. See the 2006 Nonqualified Deferred Compensation Narrative for details on these deferrals. Messrs. Loughridge, Donofrio, Elix, and Mills did not defer any of the vested stock awards disclosed above.

2006 RETENTION PLAN NARRATIVE

Introduction

As noted in Section 1 of the Compensation Discussion and Analysis, during the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. To discourage these leaders from joining competitors even after a full IBM career, they would forfeit any benefits under the Retention Plan if this happened. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s and its current position of market leadership. Fourteen of the Company’s top 16 executives, including four of the five officers with the highest 2006 compensation, were with IBM and eligible for the Retention Plan at the time it was introduced and remain with the Company today.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan will stop on December 31, 2007 and it will not be replaced by any other plan.

For individuals who were eligible for the Retention Plan since its inception, payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2006 Retention Plan Table and are not included in the 2006 Pension Benefits Table.

The 2006 Retention Plan Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan.

Present Value of Accumulated Benefit

•                  The present value of accumulated benefit shown in the 2006 Retention Plan Table is the value as of December 31, 2006 of the annual Retention Plan benefit that was earned as of December 31, 2006.

•                  The annual Retention Plan benefit, which is reflected in the table in the following subsection titled Annual Retention Plan Benefit, is the benefit that is payable for the named executive officer’s life beginning on his earliest unreduced retirement age.

•                  The earliest unreduced retirement age is the earliest age a named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. For a named executive officer who has not attained age 60 by December 31, 2006, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month coincident with or next following the attainment of age 60. For a named executive officer who has attained age 60 by December 31, 2006, the earliest unreduced retirement age is the named executive officer’s age on January 1, 2007. The only named executive officer who had attained age 60 by December 31, 2006 was Mr. Donofrio.

•                  Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2006 Retention Plan Table.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2006 and that is payable as a single life annuity beginning at the earliest unreduced retirement age under the Retention Plan for each of the named executive officers is detailed in the table below.

ANNUAL
RETENTION
PLAN BENEFIT
AT EARLIEST
UNREDUCED
RETIREMENT
NAME	AGE
S.J. Palmisano	$1,510,410
M. Loughridge	190,748
N.M. Donofrio	343,707
D.T. Elix	151,723
S.A. Mills	268,964

Description of Retention Plan

•                  The Retention Plan provides for payment of an annual benefit provided the participant satisfies the age, service, pay and job level requirements.

•                  Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Messrs. Palmisano, Donofrio and Mills continue to earn benefits under the prior formula. Messrs. Loughridge and Elix earn benefits under the 1999 plan formula.

•                  Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan will stop on December 31, 2007. Accordingly, a participant’s Retention Plan benefit will not consider pay nor service earned after December 31, 2007.

•                  Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Purpose

The purpose of the Retention Plan is outlined in the introduction to this section.

Material Terms and Conditions: 1995 Retention Plan

•                  The benefits provided under the Retention Plan for Messrs. Palmisano, Donofrio and Mills are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•                  Benefits are available under the 1995 Retention Plan only if a participant terminates employment or dies on or after early retirement age or normal retirement age, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death. Early retirement age has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for key employees, as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1)		(2)		(3)		(4)		(5)
1.7% times		2.55% times		1.3% times		0.75% times		The annual
final average		final average		final average		final average		single life
pay up		pay in excess		pay times		pay times		annuity pro-
to (and		of $311,400		years of		years of		vided under
including)		times years		service in		service in		the IBM
$311,400	+	of service	+	excess of 20,	+	excess of 30,	–	Personal
times years		up to (and		but not		but not in		Pension Plan
of service		including)		in excess		excess of 35		beginning
up to (and		20		of 30				on the
including)								benefit
20								commencement
date

•                  If the participant terminates employment before age 60, the single life annuity resulting from the sum of the amounts specified in (1) through (4) are reduced based on reductions specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•                  The benefit of a participant in the 1995 Retention Plan will be no less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions: 1999 Retention Plan

•                  The benefits provided under the Retention Plan to Messrs. Loughridge and Elix are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•                  Benefits are available under the 1999 Retention Plan if a participant terminates employment for any reason other than cause or dies after attaining age 60 and completing at least five years of service, holds an executive-level position immediately prior to termination or death, and has final average pay in excess of $405,400 immediately prior to termination or death.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Benefits are available if a participant terminates employment for any reason other than cause or dies after attaining age 55 and completing at least 15 years of service, if approved by the Board in the case of the two highest paid officers of the Company (and if approved by the Compensation Committee and the Chairman and CEO in the case of any other officer of IBM).

•                  The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for key employees, as required under section 409A of the Internal Revenue Code).

•                  If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1)		(2)		(3)
1% times final average		2.5% times final		The annual single
pay up to (and		average pay in excess		life annuity
including) $405,400	+	of $405,400 times	–	provided under the
times years of service		years of service		IBM Personal Pension
up to (and		up to (and		Plan beginning
including) 35		including) 35		on the benefit
commencement date

•                  In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•                  A participant who terminates employment between ages 55 and 60, who completes at least 15 years of service, and who receives Board, or Compensation Committee and Chairman and CEO, approval, as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculation

The definitions of eligible final average pay and compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•                  The Retention Plan is unfunded and maintained as a book reserve account.

•                  No funds are set aside in a trust or otherwise; participants in the Retention Plan are general creditors of the Company regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service is based on the years an employee participates in the Retention Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Retention Plan.

Available Forms of Payment

•                  A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•                  A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

2006 Retention Plan Table

NAME (a)	PLAN NAME (b)	NUMBER OF YEARS CREDITED SERVICE (#) (c)	PRESENT VALUE OF ACCUMULATED BENEFIT ($) (d)	PAYMENTS DURING LAST FISCAL YEAR ($) (e)
S.J. Palmisano	Retention Plan	33	$14,252,105	$0
M. Loughridge	Retention Plan	29	1,572,408	0
N.M. Donofrio	Retention Plan	35	4,083,194	0
D.T. Elix(1)	Retention Plan	6	1,693,071	0
S.A. Mills	Retention Plan	33	2,526,114	0

(1)          Mr. Elix may be entitled to an additional benefit as disclosed in the 2006 Potential Payments Upon Termination Narrative below. Because the additional benefit fluctuates and is anticipated to disappear once Mr. Elix is entitled to a benefit under the Retention Plan when he reaches age 60 (in 2009), the additional benefit is not included in this table or in the 2006 Pension Benefits Table. The 2006 Potential Payments Upon Termination Narrative below describes the formula for this additional benefit and the 2006 Potential Payments Upon Termination Table includes the amount that would be payable as an immediate lump sum if Mr. Elix had terminated employment on the last business day of the fiscal year ended December 31, 2006.

Assumptions to determine present value as of December 31, 2006:

•                  Measurement date: December 31, 2006

•                  Interest rate for present value: 5.75%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male table with 12 year improvement

•                  Termination of employment: Later of age 60 or current age

•                  Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2006

•                  Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the IBM Personal Pension Plan beginning on the first day of the month following the assumed termination of employment, as determined using the assumptions following the 2006 Pension Benefits Table

•                  Present value is based on the single life annuity payable beginning on the first day of the month following the assumed termination of employment

•                  All results shown are estimates only; actual benefits will be based on data, final average pay and service at time of actual termination of employment

Assumptions to determine present value as of December 31, 2005:

•                  The column titled Change in Retention Plan Value in the 2006 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2005 to December 31, 2006

•                  To determine the present value of the Retention Plan benefit as of December 31, 2005, the same assumptions that are described above to determine present value as of December 31, 2006 were used, except a 5.5% interest rate and the 1994 US GAM Male table with 5 year improvement for post-commencement mortality were used to determine present value and the 2005 assumptions following the 2006 Pension Benefits Table were used to determine the offset for the benefit payable under the IBM Personal Pension Plan

2006 PENSION BENEFITS NARRATIVE

The 2006 Pension Benefits Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the IBM Personal Pension Plan (the Plan). As discussed below, the Plan includes a Qualified Plan and a Nonqualified Excess Plan.

Present Value of Accumulated Benefit

•                  The present value of accumulated benefit is the value as of December 31, 2006 of the annual pension benefit that was earned as of December 31, 2006.

•                  The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his normal retirement age.

•                  The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•                  Certain assumptions were used to determine the present value and to determine the annual pension that is payable beginning at normal retirement age. Those assumptions are described immediately following the 2006 Pension Benefits Table.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2006, and that is payable as a single life annuity beginning at normal retirement age for each of the named executive officers is as follows:

	ANNUAL PENSION BENEFIT AT NORMAL RETIREMENT AGE
NAME	QUALIFIED PLAN	NON- QUALIFIED EXCESS PLAN	TOTAL BENEFIT
S.J. Palmisano	$87,702	$2,860,010	$2,947,712
M. Loughridge	83,149	491,135	574,284
N.M. Donofrio	95,948	723,021	818,969
D.T. Elix	9,233	49,718	58,951
S.A. Mills	87,147	503,027	590,174

IBM Personal Pension Plan — General

Plan Description

•                  The Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code (referred to as the Qualified Plan), and unfunded, nonqualified benefits in excess of the limits (referred to as the Nonqualified Excess Plan).

•                  Effective July 1, 1999, IBM amended the Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999 to elect to continue to earn benefits under the prior formula. Messrs. Palmisano, Loughridge, Donofrio and Mills earn benefits under the prior formula and Mr. Elix earns benefits under the new formula.

•                  Effective January 1, 2005, the Plan was closed to new participants.

•                  Accrual of future benefits under the Plan will stop on December 31, 2007. Accordingly, a participant’s pension benefit will not consider pay and service earned after December 31, 2007.

•                  The Company has announced that beginning January 1, 2008, all eligible employees, including the named executive officers, will be eligible for Company contributions to a new defined contribution plan. Under the new defined contribution plan, the named executive officers will be eligible for Company contributions of up to 10% of total pay, depending on their pension plan formula participation on December 31, 2007.

IBM Personal Pension Plan — Qualified Plan

Purpose of the Qualified Plan

•                  The Qualified Plan was designed to provide tax qualified pension benefits that are generally available to all U.S. regular employees.

•                  The cessation of additional accruals under the Qualified Plan and the replacement of Qualified Plan accruals with contributions under a defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions: Pension Credit

Formula under the Qualified Plan

•                  The benefits under the Qualified Plan for Messrs. Palmisano, Loughridge, Donofrio and Mills are determined under the Pension Credit Formula. Each of these named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•                  The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•                  For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater.

•                  The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•                  The named executive officers earn points as follows: 0.16 base points each year until a 4.25 base point cap is reached, and 0.03 excess points each year until a 0.75 excess point cap is reached.

•                  The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•                  A named executive officer may receive his benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•                  Early retirement age is defined as:

•      Any age with 30 years of service,

•      Age 55 with 15 years of service, or

•      Age 62 with five years of service.

•                  As of December 31, 2006, Messrs. Palmisano, Donofrio, and Mills had attained early retirement age, and Mr.Loughridge had not attained early retirement age.

•                  Because of the nature of the Pension Credit Formula, there are different ways to look at the reduction for commencement before normal retirement age:

•                  An executive who terminates employment and whose pension benefit commences before his normal retirement age will receive smaller monthly annuity payments than if his benefit commences at normal retirement age.

•                  Prior to 2008, an executive who terminates employment on or after age 60 and on or after early retirement age, but before normal retirement age, will receive an immediate annuity beginning on such early commencement retirement age that equals the immediate annuity that would be payable if the executive continued to work until any later age, but earned no additional pay or points after such early commencement age. On this immediate annuity basis:

•                  The immediate annuity will be reduced if the named executive officer terminates employment before age 60 or before early retirement age.

•                  Currently, only Mr. Donofrio is above age 60 and, thus, eligible for an unreduced pension on an immediate annuity basis. The present value as of December 31, 2006 of the benefit that Mr. Donofrio would receive under Plan (the Qualified Plan and the Nonqualified Excess Plan) beginning on January 1, 2007 is $9,549,229.

•                  The other named executive officers are not yet eligible to receive unreduced pensions.

•                  For purposes of determining present value, the assumptions described immediately following the 2006 Pension Benefits Table are used.

•                  Instead of receiving his entire benefit under the Pension Credit Formula as an annuity, a named executive officer may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the named executive officer earned before January 1, 2000.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan

•                  Mr. Elix’s benefit under the Qualified Plan is determined under the Personal Pension Account formula because, unlike the other named executive officers, he did not satisfy the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Personal Pension Account formula is a cash balance formula.

•                  Under the Personal Pension Account formula, Mr. Elix receives pay credits and interest credits to his hypothetical Personal Pension Account. The pay credits for a year are equal to 5% of his eligible compensation for the year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%.

•                  Mr. Elix may receive his benefit under the Personal Pension Account formula at any time following his termination of employment, but may not defer his benefit later than normal retirement age.

•                  If Mr. Elix’s benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age.

•                  Mr. Elix may receive a lump sum equal to his Personal Pension Account, an annuity that is actuarially equivalent to his Personal Pension Account or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculation

•                  Eligible compensation is generally equal to the total amount that is included in income including:

•                  Salary,

•                  Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards), and

•                  Amounts deferred from salary and variable compensation under IBM’s 401(k) plan and Internal Revenue Code Section 125 plan (cafeteria plan) and amounts that are deferred under the IBM Executive Deferred Compensation Plan.

•                  Equity compensation—stock options, RSUs and PSUs—is excluded from eligible compensation.

•                  Benefits provided under the Qualified Plan are based on annual compensation up to a compensation limit under the Internal Revenue Code (which was $220,000 in 2006). In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which was $175,000 payable as a single life annuity beginning at normal retirement age in 2006).

Qualified Plan Funding

•                  Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•                  A participant’s benefits under the Qualified Plan is payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan.

IBM Personal Pension Plan — Nonqualified Excess Plan

Purpose of the Nonqualified Excess Plan

The Nonqualified Excess Plan provides Qualified Plan participants with benefits that may not be provided under that plan because of the tax limits on eligible compensation and benefits paid.

Material Terms and Conditions of the Nonqualified Excess Plan

The Nonqualified Excess Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not exist minus the benefit actually provided under the Qualified Plan.

Excess Plan Funding

•                  The Nonqualified Excess Plan is unfunded and maintained as a book reserve account.

•                  No funds are set aside in a trust or otherwise; participants in the Nonqualified Excess Plan are general creditors of the Company with respect to the payment of their Nonqualified Excess Plan benefits.

Policy Regarding Extra Years of Credited Service

The Company’s policy with respect to the Nonqualified Excess Plan is identical to the Company’s policy with respect to the Qualified Plan, as stated above.

Available Forms of Payment

•                  A portion of the benefit that is available to Messrs. Palmisano, Loughridge, Donofrio and Mills under the IBM Personal Pension Plan may be paid as a lump sum. The portion is determined based on the benefit that was earned before January 1, 2000.

•                  Mr. Elix’s entire benefit under the IBM Personal Pension Plan may be paid as a lump sum because, as explained above, unlike the other named executive officers, his benefit is determined under the Personal Pension Account formula.

•                  The maximum lump sum amount that the named executive officers could have elected to receive as of January 1, 2007 if they had terminated employment on December 31, 2006 was equal to:

	MAXIMUM LUMP SUM
	QUALIFIED PLAN	NONQUALIFIED EXCESS PLAN	TOTAL AVAILABLE LUMP SUM
S.J. Palmisano	$558,937	$0	$558,937
M. Loughridge	308,600	0	308,600
N.M. Donofrio	921,962	0	921,962
D.T. Elix	74,829	402,946	477,775
S.A. Mills	538,660	0	538,660

•                  A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

2006 Pension Benefits Table

As noted above under the Introduction to the 2006 Retention Plan Narrative, the 2006 Pension Benefits Table does not include amounts reflected in the 2006 Retention Plan Table.

NAME (a)	PLAN NAME (b)	NUMBER OF YEARS CREDITED SERVICE (#) (c)	PRESENT VALUE OF ACCUMULATED BENEFIT ($) (d)	PAYMENTS DURING LAST FISCAL YEAR ($) (e)
S.J. Palmisano	Qualified Plan	33	$559,722	$0
	Nonqualified Excess Plan		18,252,877	0
	Total Benefit		18,812,599	0
M. Loughridge	Qualified Plan	29	463,599	0
	Nonqualified Excess Plan		2,738,331	0
	Total Benefit		3,201,930	0
N.M. Donofrio	Qualified Plan	35	848,463	0
	Nonqualified Excess Plan		6,393,658	0
	Total Benefit		7,242,121	0
D.T. Elix	Qualified Plan	6	76,004	0
	Nonqualified Excess Plan		409,273	0
	Total Benefit		485,277	0
S.A. Mills	Qualified Plan	33	553,594	0
	Nonqualified Excess Plan		3,195,435	0
	Total Benefit		3,749,029	0

Assumptions to determine present value as of December 31, 2006:

•                  Measurement date: December 31, 2006

•                  Interest rate for present value: 5.75%

•                  To determine Personal Pension Account benefit:

•                  Interest crediting rate: 5.0% for 2006, 6.0% for 2007 and beyond

•                  Interest rate to convert Personal Pension Account balance to single life annuity: 4.90%

•                  Mortality table to convert Personal Pension Account balance to single life annuity is the mortality table described in Rev. Rul. 2001-62

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male table with 12 year improvement

•                  Termination of employment: Later of age 65 or current age

•                  Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2006

•                  Benefit payable as a single life annuity in the case of the Pension Credit Formula and lump sum in the case of the Personal Pension Account Formula beginning on the first day of the month following termination of employment

•                  The Pension Credit Formula conversion factor is based on age at December 31, 2006 and commencement at age 65

•                  All results shown are estimates only; actual benefits will be based on credited service and compensation history at time of actual termination of employment.

Assumptions to determine present value as of December 31, 2005:

•                  The column titled Change in Pension Value in the 2006 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2005 to December 31, 2006

•                  To determine the present value of the pension benefit as of December 31, 2005, the same assumptions that are described above to determine present value as of December 31, 2006 were used, except (1) a 5.5% interest rate and the 1994 US GAM Male table with 5 year improvement for post-commencement mortality were used to determine present value, and (2) to determine the Personal Pension Account benefit, the following were used:

•                  Interest crediting rate: 3.1% for 2005, 5.0% for 2006 and beyond

•                  Interest rate to convert Personal Pension Account balance to single life annuity: 4.5367%

2006 NONQUALIFIED DEFERRED COMPENSATION NARRATIVE

IBM Executive Deferred Compensation Plan

General Description

•                  The IBM Executive Deferred Compensation Plan (EDCP) is a non-tax-qualified, deferred compensation plan offered by the Company to all U.S. executives.

•                  There are two types of accounts under the EDCP:

•                  Basic Account. Executives may elect to defer receipt of salary and incentive payments and to receive a matching contribution on these deferred amounts from the Company under the same formulas as the Company’s tax-qualified 401(k) plan (the IBM Savings Plan).

•                  Deferred IBM Shares. Executives may defer receipt of shares of IBM stock payable under certain equity compensation awards, as described below.

•                  The 2006 Nonqualified Deferred Compensation Table shows the executive deferrals (contributions), the Company match (contributions), and investment gain or loss (earnings) for each named executive officer during 2006.

•                  The table also shows the total balance that each named executive officer has accumulated over all the years he has participated in the plan.

•                  The EDCP balance is not paid to, and cannot be accessed by, the executives until after separation from IBM.

Purpose of the EDCP

•                  U.S. tax laws limit the amount of pay employees can defer for retirement into 401(k) accounts.

•                  IBM established the EDCP to give executives the ability to save for retirement with additional tax-deferred funds, as permitted under Department of Labor and Internal Revenue Service regulations.

Compensation Eligible for Deferral: Basic Account

•                  An executive may elect to defer between 1% and 80% of salary after the executive has reached either of two annual limits imposed by the Internal Revenue Code on contributions to the IBM Savings Plan.

•                  These limits are the limit on elective deferrals (which was $15,000 in 2006, or $20,000 if age 50 or older) and the limit on compensation (which was $220,000 in 2006).

•                  In addition, an executive may elect to defer between 1% and 100% of eligible incentive payments, regardless of whether the 401(k) limits have been reached.

•                  In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year when the compensation is earned.

Compensation Eligible for Deferral: Deferred IBM Shares

•                  An executive may elect to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit (RSU) awards granted under the Company’s Long-Term Performance Plans (LTPPs).

•                  An executive may also elect to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPPs.

•                  Deferral elections must be made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•                  Not all of the named executive officers have elected to defer shares.

•                  The amounts shown in the 2006 Nonqualified Deferred Compensation Table as Executive Contributions of Deferred IBM Shares reflect the closing price of IBM stock on the NYSE on February 8, 2006, which is the date of contribution.

•                  Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM shareholders.

EDCP Funding

•                  The EDCP is unfunded and maintained as a book reserve account.

•                  No funds are set aside in a trust or otherwise; participants in the plan are general creditors of the Company for payment of their EDCP accounts.

Company “Match” on Executive’s Contributions

•                  The Company credits a matching contribution to the EDCP account of each executive who defers salary or incentive payments under the Basic Account.

•                  The amount of the matching contribution is determined under the same formulas as the IBM Savings Plan.

•                  For employees hired before 2005, which includes all of the named executive officers, this match is 50% of the first 6% of compensation that the executive defers. For employees hired in 2005 or later, the match is 100% of the first 6% of compensation that the executive defers.

•                  The Company does not provide any matching contributions for Deferred IBM Shares.

Earnings Measures

•                  An executive’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the executive.

•                  As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•                  The available investment choices are the same as the primary investment choices available under the IBM Savings Plan, which are as follows (with 2006 annual rates of return indicated for each):

•                  Income Plus Life Strategy Fund (9.05%)

•                  Conservative Life Strategy Fund (12.15%)

•                  Moderate Life Strategy Fund (13.84%)

•                  Aggressive Life Strategy Fund (17.31%)

•                  Stable Value Fund (5.67%)

•                  Inflation Protected Bond Fund (0.38%)

•                  Total Bond Market Fund (4.43%)

•                  REIT Index Fund (35.57%)

•                  Total Stock Market Index Fund (15.97%)

•                  Total International Stock Market Index Fund (27.05%)

•                  Money Market Fund (5.08%)

•                  Long-Term Corporate Bond Fund (3.25%)

•                  High Yield & Emerging Markets Bond Fund (10.16%)

•                  Equity Income Fund (16.94%)

•                  Large-Company Index Fund (15.80%)

•                  Large-Cap Value Index Fund (22.23%)

•                  Large-Cap Growth Index Fund (9.07%)

•                  Small/Mid-Cap Stock Index Fund (15.05%)

•                  Small-Cap Value Index Fund (23.58%)

•                  Small-Cap Growth Index Fund (13.40%)

•                  European Stock Index Fund (33.43%)

•                  Pacific Stock Index Fund (12.11%)

•                  IBM Stock Fund (19.70% including dividend reinvestment)

•                  An executive may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•                  Investment selections for existing account balances may be changed as frequently as once each month.

•                  Any changes (whether to new deferrals or existing balances) may be made through an Internet site or telephone call center maintained by the plan’s third-party record keeper.

•                  Company matching contributions are credited only to the IBM Stock Fund investment choice and may not be transferred to any other investment choice until after the executive has terminated employment.

•                  Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s stock, they may not be transferred to any other investment choice at any time.

•                  Deferred IBM Shares earned during the last fiscal year, as reported in column (d) of the 2006 Nonqualified Deferred Compensation Table, are calculated as:

•                  The change in the price of the Company’s stock between December 31, 2005 and December 31, 2006 for all Deferred IBM Shares that were contributed prior to 2006, plus

•                  The change in the price of the Company’s stock between the date of contribution and December 31, 2006 for all Deferred IBM Shares that were contributed during 2006.

Payouts, Withdrawals and Other Distributions

•                  No payouts, withdrawals or other distributions from the EDCP are permitted prior to termination of employment.

•                  At separation, the balance in an executive’s Basic Account is paid to the executive in a lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•                  At least age 55 with 15 years of service;

•                  At least age 60 with 5 years of service;

•                  Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•                  Commencing benefits under the IBM Long-Term Disability Plan.

•                  At December 31, 2006, Messrs. Palmisano, Donofrio, Elix, and Mills had satisfied the age and service criteria, but Mr. Loughridge had not.

•                  If the executive has satisfied the age, service and account balance criteria at separation, but has not made a valid advance election of another form of distribution, the executive’s entire Basic Account is paid in a lump sum in February of the year following separation.

•                  If the executive has satisfied the age, service and account balance criteria at separation and has made a valid advance election, the executive’s entire Basic Account is paid as elected by the executive from among the following choices:

1. Lump sum upon separation,

2. Lump sum in February of the year following separation, or

3. Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the executive.

•                  Distribution elections may be changed in advance of separation, in accordance with IRS rules.

•                  At December 31, 2006, the named executive officers had the following distribution elections on file:

•                  Mr. Palmisano—5 annual installments

•                  Mr. Loughridge—lump sum following year

•                  Mr. Donofrio—lump sum upon separation

•                  Mr. Elix—lump sum following year

•                  Mr. Mills—10 annual installments

•                  The balance in an executive’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•                  Deferred IBM Shares are distributed only in the form of shares of the Company’s stock.

•                  Subject to the age and service criteria, an executive may make a separate, advance distribution election as to the timing of distribution of Deferred IBM Shares; none of the named executive officers has made a separate, advance election for Deferred IBM Shares.

•                  If no separate, advance election has been made, or if the age and service criteria are not satisfied at termination of employment, Deferred IBM Shares are distributed at the same time as the Basic Account.

•                  These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following termination of employment; all of the named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

IBM Australia Limited Superannuation Fund

Mr. Elix has a deferred compensation benefit under the IBM Australia Limited Superannuation Fund (the “Fund”), attributable to his prior employment with IBM Australia. The Fund is disclosed in the table below because it is not tax-qualified under the U.S. Internal Revenue Code. However, it is tax-qualified under Australian law.

General Description and Contributions

•                  The Fund is a defined contribution plan that provides employer contributions equal to 9% of eligible compensation to a participant’s account during employment.

•                  As a former employee of IBM Australia, Mr. Elix is considered a “retained member” of the Fund and is no longer eligible to make tax-deferred contributions or to receive employer contributions to his account; he is permitted to make after-tax contributions but did not do so during the last fiscal year.

Earnings Measures

•                  Earnings on a participant’s account are determined by the participant’s selection of investment options from among the following choices (with 2006 annual rates of return indicated for each):

•                  Growth Option (16.44%)

•                  Balanced Option (13.45%)

•                  50/50 Option (10.95%)

•                  Capital Stable Option (7.69%)

•                  Cash Option (5.03%)

•                  These investment options may be changed by the participant monthly.

Payouts, Distributions and Withdrawals

As a retained member who has attained age 55, Mr. Elix may request payment of all or part of his account at any time.

2006 NONQUALIFIED DEFERRED COMPENSATION TABLE

NAME (a)	PLAN	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($) (b)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($) (c)	AGGREGATE EARNINGS IN LAST FY(3) ($) (d)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($) (e)	AGGREGATE BALANCE AT LAST FYE(4) ($) (f)
S.J. Palmisano	Basic Account	$1,193,750	$205,350	$2,090,287	$0	$16,449,150
	Deferred IBM Shares	4,535,627	0	2,924,485	0	18,493,571
	Total	5,729,377	205,350	5,014,772	0	34,942,721
M. Loughridge	Basic Account	128,850	43,925	254,273	0	1,766,939
	Deferred IBM Shares	0	0	566,231	0	3,679,556
	Total	128,850	43,925	820,504	0	5,446,495
N.M. Donofrio	Basic Account	214,600	52,850	271,543	0	2,107,201
	Deferred IBM Shares	0	0	0	0	0
	Total	214,600	52,850	271,543	0	2,107,201
D.T. Elix	Basic Account	377,813	52,963	286,177	0	2,171,576
	Deferred IBM Shares	0	0	0	0	0
	IBM Australia Limited
	Superannuation Fund	0	0	244,069	0	2,059,017
	Total	377,813	52,963	530,246	0	4,230,593
S.A. Mills	Basic Account	384,792	43,438	425,451	0	3,407,069
	Deferred IBM Shares	0	0	0	0	0
	Total	384,792	43,438	425,451	0	3,407,069

(1)          A portion of the amount reported in this column (b) for each named executive officer’s Basic Account is included within the amount reported as salary for the officer in column (c) of the 2006 Summary Compensation Table. That amount is: $437,500 for Mr. Palmisano; $39,550 for Mr. Loughridge; $46,300 for Mr. Donofrio; $115,313 for Mr. Elix; and $68,792 for Mr. Mills.

(2)          For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2006 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 8 to the 2006 Summary Compensation Table are larger because the amounts reported in footnote 8 also include the Company’s contributions to the IBM Savings Plan.

(3)          None of the amounts reported in this column (d) are reported in the 2006 Summary Compensation Table.

(4)          Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that executive’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and investment experience.

2006 POTENTIAL PAYMENTS UPON TERMINATION NARRATIVE

Introduction

IBM does not have any plans or programs under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided to a named executive officer following a termination of employment would be provided by the Company under the terms of the Company’s existing compensation and benefit programs, as described below. The 2006 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer, assuming termination on the last business day of the fiscal year ended. In addition, one named executive officer would be entitled to a nominal payment under an arrangement with the Company related to his previous employment with IBM Australia, which is described in the section below titled Individual Arrangement and reported in the 2006 Potential Payments Upon Termination Table.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or are subject to forfeiture and clawback if the named executive officer engages in certain activity, also as described below.

This 2006 Potential Payments Upon Termination Narrative and the 2006 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM Personal Pension Plan (tax-qualified and nonqualified portions), the IBM Savings Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year ended because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers. The 2006 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below.

Annual Incentive Plan (AIP)

•                  The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause.

•                  This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•                  An AIP payment is not payable following a termination for cause and is subject to clawback as described in Section 2 of the Compensation Discussion and Analysis.

•                  For purposes of the 2006 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2007.

IBM Long-Term Performance Plans (LTPP)

•      The named executive officers have certain outstanding equity grants including:

•      Stock Options

•      Restricted stock units (RSUs) and

•      Performance share units (PSUs).

•      The LTPP and the named executive officers’ award agreements contain the following terms:

•      Unvested stock options, RSUs and PSUs are cancelled upon termination.

•      Vested stock options may be exercised only for either 30 days or 90 days following termination.

•                  Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

(a) Vested stock options continue to be exercisable for the remainder of their ten-year term.

(b) A prorated portion of any unvested stock options issued under the Buy-First program will become vested upon termination and these options will continue to be exercisable for the remainder of their ten-year terms and

(c) At its discretion, the Company may allow a prorated portion of unvested PSUs to continue to vest under their original vesting schedules. The table below assumes the following:

•                  IBM has exercised this discretion for the performance period ended with the most recent fiscal year end (January 1, 2004 through December 31, 2006).

•                  Amounts shown were calculated using the actual performance achieved for that performance period and the fiscal year-end closing price of $97.15 for IBM stock; and

•                  Outstanding awards for the remaining two open performance periods were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•                  LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in “Detrimental Activity” (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees) prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients or employees for a period of one year following termination of employment.

•                  In the 2006 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his vested, in-the-money options at an IBM stock price of $97.15 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•                  Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•                  Eligiblity criteria are described in the 2006 Retention Plan Narrative.

•                  Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees,” as required under Section 409A of the Internal Revenue Code).

•                  At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•      The table below reflects the annual amount payable as a single life annuity.

•                  The table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•      The payment of amounts accrued after December 31, 2004 would be delayed six months following termination.

•      Amounts not paid during the delay would be paid (with interest) on July 1, 2007.

•                  Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive business activity or discloses Company confidential information at any time prior to or following commencement of Retention Plan payments.

IBM Executive Deferred Compensation Plan (EDCP)

•                  As described in the 2006 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ EDCP accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•                  Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in Detrimental Activity within 12 months following the release date.

•                  The table below indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•                  Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended, without assumptions for the following between such date and the distribution date(s):

•      Investment gains and losses on the Basic Account (including dividend reinvestment for the IBM Stock Fund)

•      Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•                  The tables do not reflect the fact that, as required under Section 409A of the Internal Revenue Code, payment of amounts deferred after December 31, 2004 (and the associated earnings) would be delayed six months following termination.

Retiree Medical and Life Insurance

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage remains subject to IBM’s right to amend or terminate the plans at any time.

IBM Retiree Benefits Plan

•                  Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•                  It is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who actually satisfied at least one of these):

(a) 30 years of service with the Company or

(b) Age 55 with at least 15 years of service with the Company.

•                  Messrs. Palmisano, Donofrio and Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM Future Health Account

•                  Amounts credited by the Company to a hypothetical account may be used to offset the cost of medical, dental and vision insurance coverage for former employees and their eligible dependents.

•                  It is available to all regular U.S. employees who fit the following criteria:

•      Hired before January 1, 2004;

•      Not within 5 years of retirement eligibility on June 30, 1999; and

•      Attained at least age 55 with 15 years of service at termination.

•                  Mr. Elix would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM Group Life Insurance

•                  IBM Group Life Insurance (GLI) provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•                  It is available to all U.S. regular employees hired prior to January 1, 2004 who terminate employment after satisfying at least one of the following retirement eligibility criteria:

•      30 years of service,

•      Age 55 with 15 years of service,

•      Age 62 with 5 years of service, or

•      Age 65 with one year of service.

•                  Messrs. Palmisano, Donofrio and Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

•                  Mr. Loughridge would not have been eligible for this benefit, or for any of the retiree medical benefits described above, following a termination of employment on the last business day of the fiscal year ended because he was not retirement eligible.

Individual Arrangement

As described in the 2006 Nonqualified Deferred Compensation Narrative, Mr. Elix has a benefit under the IBM Australia Limited Superannuation Fund (the “Fund”) attributable to his prior employment with IBM Australia. Mr. Elix also has an individual arrangement with the Company. Under the arrangement, if Mr. Elix’s employment had terminated on the last business day of the fiscal year ended, the termination would have triggered an additional payment to him. The additional payment is equal to the benefit Mr. Elix would have received under the Fund if he had remained employed with IBM Australia from the date his IBM U.S. employment commenced through his termination date, minus the benefit to which he is actually entitled under the Fund and under the Company’s U.S. plans (specifically, the Retention Plan, the IBM Personal Pension Plan, and the Company’s contributions to the IBM Savings Plan and the EDCP) without regard to the arrangement. The table below reports this benefit in the form of an immediate, lump sum payment.

2006 POTENTIAL PAYMENTS UPON TERMINATION TABLE

		ANNUAL	LTPP			EDCP(6)				INDIVIDUAL
	TERMINATION	INCENTIVE	STOCK		RETENTION	BASIC		DEFERRED IBM		ARRANGE-
NAME	SCENARIO	PLAN ($) (2)	OPTIONS ($) (3)	PSUs ($) (4)	PLAN ($) (5)	ACCOUNT ($)		SHARES ($)		MENTS ($)
S.J. Palmisano	Termination(1)	$5,000,000	$12,803,710	$5,262,324	$1,047,541	$3,289,830	(7)	$3,698,714	(7)	None
	For cause	0	0	0	0	3,289,830	(7)	2,791,589	(7)(8)	None
M. Loughridge	Termination(1)	920,000	704,568	0	0	1,766,939	(9)	3,679,556	(9)	None
	For cause	0	0	0	0	1,766,939	(9)	3,679,556	(9)	None
N.M. Donofrio	Termination(1)	1,023,350	5,933,234	1,213,209	343,707	2,107,201	(10)	0		None
	For cause	0	0	0	0	2,107,201	(10)	0		None
D.T. Elix	Termination(1)	888,250	3,405,299	1,378,753	0	2,171,576	(11)	0		$1,585	(12)
	For cause	0	0	0	0	2,171,576	(11)	0		1,585	(12)
S.A. Mills	Termination(1)	865,000	1,057,031	1,175,418	179,892	340,707	(13)	0		None
	For cause	0	0	0	0	340,707	(13)	0		None

(1) Termination includes the following separation scenarios: resignation, retirement and termination not for cause (in all cases, assuming executive is not entering into competitive or other activity detrimental to IBM).

(2) Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2007.

(3) Assumes each named executive officer exercised all vested, in-the-money options at $97.15 (the fiscal year-end closing price of IBM stock on the NYSE).

(4) Assumes IBM exercised its discretion to release PSUs for the performance period ending in the most recent fiscal year ended for named executive officers who were at least age 55 and had at least 15 years of service on the last business day of the fiscal year. PSUs are adjusted for performance and released in shares of IBM stock (with any fractional shares rounded to the nearest whole share) on February 1 in the year following the end of the performance period.

(5) Reflects the Retention Plan benefit payable as an immediate annual single life annuity. See the section titled IBM Supplemental Executive Retention Plan above for more details.

(6) Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended. See the section titled IBM Executive Deferred Compensation Plan above for more details.

(7) Approximate annual amount payable for 5 years starting in February 2007. Deferred IBM Shares are paid as shares of IBM stock.

(8) Had Mr. Palmisano been terminated for cause on the last business day of the fiscal year ended, the 56,134 shares he deferred into the EDCP during 2006 would have been rescinded, per the terms of the LTPP and those award agreements.

(9) Payable in a lump sum upon termination. Deferred IBM Shares are paid as shares of IBM stock.

(10) Payable in a lump sum upon termination.

(11) Payable in a lump sum in February 2007.

(12) This is expressed as an immediate lump sum, comprised of the payment attributable to Mr. Elix’s individual arrangement ($1,585) described above.

(13) Approximate annual amount payable for 10 years starting in February 2007.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

1. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in their oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2. The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm, the overall scope of and plans for their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Accounting Oversight Board (PCAOB) in Rule 3200T, as may be modified or supplemented.

3. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, as may be modified or supplemented, and has discussed with PwC their independence.

4. The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/corpgovernance/ cgbc.phtml/.

5. The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6. Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

L.A. Noto (chair)

M.L. Eskew

J.W. Owens

C.M. Vest

AUDIT AND NON-AUDIT FEES

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

(DOLLARS IN MILLIONS)	2006	2005
Audit Fees	$27.3	$25.3
Audit-Related Fees	26.4	24.1
Tax Fees	6.9	7.0
All Other Fees	1.4	0.9

Description of Services

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, audit and review of IBM’s retirement and other benefit-related programs. For 2006, these services include $21 million for independent assessment of controls related to outsourcing services. For 2005, these services included $16 million for independent assessment of controls related to outsourcing services and $4 million for services in support of the transaction under which Lenovo acquired IBM’s Personal Computing division.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with the international assignee program and certain benchmarking arrangements.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2007 and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2006. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

The Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair their independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any proceedings by the Securities and Exchange Commission against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

(3-6) AMENDMENTS TO THE CERTIFICATE OF INCORPORATION ADDING A NEW ARTICLE TWELVE TO ELIMINATE STATUTORY SUPERMAJORITY VOTING REQUIREMENTS FOR THE FOLLOWING EXTRAORDINARY ACTIONS:

3.     MERGER OR CONSOLIDATION

4.               DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY’S ASSETS OUTSIDE THE ORDINARY COURSE OF BUSINESS

5.     PLAN FOR THE EXCHANGE OF SHARES

6.     AUTHORIZATION OF DISSOLUTION

Introduction

The IBM Board of Directors has approved the four separate amendments to our Certificate of Incorporation set forth below, and is now recommending these amendments to stockholders for approval. Together, these amendments, if approved by stockholders, will lower all statutory supermajority voting provisions now applicable to the Company under the New York State Business Corporation Law (BCL) from two-thirds of the outstanding shares to a majority of the outstanding shares. The IBM Board is presenting these amendments to stockholders at this time in response to the vote by IBM stockholders at the 2006 Annual Meeting of Stockholders, in which a majority of the votes cast supported a stockholder proposal asking the Company to implement simple majority voting to the greatest extent possible on all matters other than director elections.

			OUTSTANDING SHARES	OUTSTANDING SHARES
			PRESENTLY REQUIRED	THAT WILL BE
			TO EFFECT THE	REQUIRED TO EFFECT
			CORPORATE ACTION	THE CORPORATE
			(BEFORE THE REQUESTED	ACTION (AFTER THE REQUESTED
			AMENDMENT	AMENDMENT
PROPOSAL NO.	CORPORATE ACTION	BCL PROVISION	IS IMPLEMENTED)	IS IMPLEMENTED)
3	Merger or consolidation	Section 903	Two-thirds	Majority
4	Sale, lease, exchange or other disposition of all or substantially all assets outside the ordinary course of business	Section 909	Two-thirds	Majority
5	Plan for the exchange of shares	Section 913	Two-thirds	Majority
6	Authorization of dissolution	Section 1001	Two-thirds	Majority

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THESE PROPOSALS.

Background

Last year, the Company included in its proxy statement a stockholder proposal that asked for IBM to implement simple majority voting to the greatest extent possible on all matters other than director elections. We recommended a vote against the proposal for the reason that we believed the proposal to be applicable primarily to companies in which management and the Board of Directors had taken affirmative action to amend the Company’s charter documents to raise voting thresholds beyond a majority (a “supermajority”) for certain extraordinary actions, like changes in control, in an effort to make those transactions more difficult to consummate, thereby entrenching the Board and management. Unlike almost all of the other companies that received similar proposals in 2006, IBM management and the IBM Board had never taken any action to amend our Certificate of Incorporation or by-laws to include any such supermajority voting provisions. In addition, we never had a poison pill or a classified board, nor do we presently have any contracts for senior management providing for payouts or acceleration of benefits in the event of a change-in-control. As noted, we believed this proposal to be largely irrelevant to IBM.

The only supermajority voting provisions that are applicable to IBM are those that are currently mandated by the BCL. Under those statutory provisions, two-thirds of all outstanding shares entitled to vote on the matter are required to effect each of the following extraordinary transactions:

•                  a plan to merge IBM into another company or to consolidate our Company with another company;

•                  to dispose of all or substantially all of our assets outside the ordinary course of business;

•                  to effect a share exchange under which IBM becomes a subsidiary of another company and its stock is exchanged for the stock of that other company (IBM’s new parent); or

•                  to dissolve.

We believe that our reasoning with respect to this proposal is still valid. Nonetheless, given that stockholders voted in favor of that stockholder proposal last year, the Board has now determined that IBM stockholders should be given the opportunity this year to decide whether to approve taking the actions necessary to fully implement the stockholder proposal in a manner consistent with New York State law. This would be accomplished by adding new provisions amending the Company’s Certificate of Incorporation to lower the existing statutory supermajority voting provisions on these four voting items to the lowest possible threshold, a majority of the outstanding shares. There are no other statutory supermajority voting provisions now applicable to IBM that can be lowered. The current proposals will not impact the conduct of our day-to-day business activities or the fundamental governance structures or policies of our Company.

Information Regarding Proposals 3, 4, 5 and 6:

1. Doesn’t IBM already have simple majority voting?

There are different voting standards required for different actions. For matters other than director elections—which were not the subject of the referenced stockholder proposal—nearly all of our voting items are already subject to “simple majority voting,” as required by law. For example, each year, the ratification of appointment of our independent public accounting firm is governed by “simple majority voting;” i.e., the action will be approved if a majority of the votes cast approve the action. In addition, when IBM from time to time proposes that stockholders approve an employee stock purchase plan or a stock option plan, those proposals are also subject to “simple majority voting.” Certain amendments to our Certificate of Incorporation, such as one to increase the number of authorized shares, by law require the affirmative vote of a majority of the outstanding shares. In contrast, the extraordinary matters addressed by these proposals presently require a higher (“supermajority”) voting threshold under New York law.

2. Why does IBM need to ask stockholders to approve each of these changes? Can’t the Board just approve them?

Under the BCL, approval of our stockholders is required. The vote required under the BCL for each change requested in proposals 3, 4, 5 and 6 is two-thirds of the outstanding shares entitled to vote.

3. Is IBM planning on taking any of these extraordinary actions? That is to say, is IBM planning to merge or consolidate, dispose of all or substantially all of its assets outside the ordinary course of business, enter into a share exchange, or dissolve?

No. The Company has no current plans to effect any of these extraordinary actions that are presently subject to supermajority voting thresholds. It is important to understand that lowering the voting thresholds for these extraordinary actions is not the same as actually taking the substantive actions. Stockholders are not being asked to vote at this time to approve any of the substantive actions described in the amendments. At this time, stockholders are only being asked to lower the voting thresholds associated with subsequent stockholder approval of these actions, should any of these actions later become the subject of future consideration by IBM stockholders. Assuming that sufficient favorable votes are received at the 2007 Annual Meeting on proposals 3, 4, 5 and 6, and the Company subsequently amends its Certificate of Incorporation to reflect these amendments by lowering the voting thresholds, the Company would still be required to solicit the approval of a majority of the outstanding shares entitled to vote in order to implement any of the substantive actions.

4. If none of these extraordinary actions is expected to occur at this time, what are the benefits of having us vote on lowering the voting thresholds for these matters now?

The Board and management are presenting these proposals to our stockholders in response to the vote by stockholders at the 2006 Annual Meeting in favor of the simple majority stockholder proposal. Last year, we believed we had good reasons for making our recommendations against the stockholder proposal and we believe those reasons are still valid. But, given last year’s vote on the stockholder proposal, we believe it is appropriate to put these matters up for our stockholders to approve. Approving the amendments at this time will make it easier in the future for IBM to secure stockholder approval for any of the extraordinary actions outlined, should we wish to do so. Finally, it is worth noting that the lower voting thresholds that will be put into effect upon approval of these resolutions will be the same voting thresholds applicable to new corporations under the BCL.

5. Since these four extraordinary items all relate to voting and will all be placed in our Certificate of Incorporation, why are we being asked to vote separately on them?

These items all relate to the effort to lower the supermajority voting standards applicable to the Company, but each item involves a different subject. Therefore, to avoid confusion by bundling these items together, we are setting out each separate matter intended to be acted upon, so that stockholders are able to express their views on each amendment separately. Since we can only effect amendments to our Certificate of Incorporation for these four proposals if they each receive the requisite two-thirds vote, each of the proposed amendments to the Certificate of Incorporation, if approved, will be added to our Certificate of Incorporation in a new Article TWELVE. Each of the amendments we are proposing today will specifically include the new majority voting threshold, together with a statutory reference to the BCL provision in effect, containing the voting threshold we are now requesting to be lowered.

6. What will happen if stockholders approve only some, but not all, of the four proposed amendments to the Certificate of Incorporation?

Because each of the proposals is separate and distinct, the approval of any proposal is not conditioned on the approval of any other proposal. As a result, the Company will only amend the Certificate of Incorporation to include those provisions that receive the requisite favorable vote of two-thirds of the outstanding shares entitled to vote. Those amendments that are not approved by shareholders will not be reflected in the Certificate of Incorporation.

7. Where can I see the actual language for each of these four separate proposed amendments to the Certificate of Incorporation the Board is now proposing?

Each of the four proposed amendments to our Certificate of Incorporation covered by proposals 3, 4, 5 and 6 are separately set forth in Appendix B to this Proxy Statement.

8. What happens if I just elect to abstain on these voting items?

An abstention is not an affirmative vote, and will therefore have the same effect as a vote “against” each of the proposed amendments, making the required two-thirds voting threshold more difficult to attain.

THE IBM BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS 3, 4, 5 AND 6. THE EFFECT OF AN ABSTENTION ON ANY PROPOSAL IS THE SAME AS A VOTE AGAINST SUCH PROPOSAL.

Stockholder Proposals

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

7. STOCKHOLDER PROPOSAL ON CUMULATIVE VOTING

Management has been advised that Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the owner of 200 shares, intends to submit the following proposal at the meeting:

Resolved: “That the stockholders of IBM, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

Reasons: “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 380,654,136 shares, representing approximately 40.1% of shares voting, voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM, like most other major corporations, provides that each share of common stock is entitled to one vote for each nominee for Director. The Board of Directors believes that this approach produces a Board that will represent the interests of the Company’s stockholders as a whole rather than the interests of any particular group. The Board believes that the best interests of our stockholders are fairly served through our existing voting provisions.

In contrast, the cumulative voting proposal advanced by the proponent—without any persuasive reasons in support —could lead to dysfunction on the Board by enabling stockholders representing a small percentage of our shares to elect a director to represent their own particular interests. This could result in a Board of Directors on which each director advocates the positions of the group responsible for his or her election, rather than the positions that are in the best interest of the Company and IBM stockholders as a whole. The Board believes that changing the current voting procedure is not advisable. THE BOARD THEREFORE RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

8. STOCKHOLDER PROPOSAL ON PENSION AND RETIREMENT MEDICAL

Management has been advised that Mr. James Leas, 37 Butler Drive, South Burlington, VT 05403, the holder of 408 shares, on behalf of himself and 43 co-filers of the proposal, whose names, addresses and IBM stockholdings are available upon request, intends to submit the following proposal at the meeting:

Stockholders ask the Board to adopt the following policy:

Age discrimination in retirement policies will be ended by allowing all employees, regardless of age, to choose the promised pension and retirement medical insurance under the terms in effect before IBM adopted changes in 1995 and 1999.

Highlighting executive greed, the New York Times noted on 8/1/2003 that some of the savings produced from slashing employee pensions in 1999 “was to be used to create pensions for executives.” IBM enacted a separate “top hat” pension plan for executives in 1998.

IBM first implemented age discrimination when it divided employees into three groups based largely on their age on June 30, 1999 and treated employees in each age group vastly differently.

While an appeals court reversed the district court’s conclusion that IBM’s action violated pension law, it did not reverse the court’s finding that the cash balance plan would “cause reductions in retirement pay of up to 47% for older workers.” Many employees calculated their pension losses in the hundreds of thousands of dollars.

When IBM executives slashed promised pensions in 1999, employees responded with an unprecedented national campaign of protest meetings. IBM partially backed down, allowing about 35,000 additional employees to choose between the pension plans. That protest campaign produced substantial gains for those employees and for the company.

IBM executives further implemented age discrimination when they laid off older workers at a far greater rate than younger workers. An IBM engineer in Burlington, Vermont analyzed data provided by IBM and showed that while about 20% of younger engineers and technicians were selected for the June, 2002 layoff, 32% of those in their early fifties, 48% of those in their late fifties, and 67% of those in their early sixties were selected.

Older laid-off IBMers filed suits. IBM executives suffered stunning defeats when two appeals courts reversed district court dismissals and found that the company’s “General Release,” that employees signed in exchange for severance pay, violated age discrimination law, and that laid-off employees can proceed with their suits for age discrimination notwithstanding that Release.

In my view, boosting executive pay was the central reason IBM implemented blatant age discrimination. Under a pension fund accounting rule, executives boosted the report of profit based on the 1995 and 1999 changes—even though no actual money was transferred to IBM from the pension trust fund. The court acknowledged that $1 billion—13% of IBM’s net income—came from this accounting rule treatment in 2001. IBM executive pay is tied to the report of profit, as elevated by this vapor profit. Targeting older workers nearing retirement for layoff also slashed pension obligation, boosting the vapor profit and executive pay.

IBMers and laid-off IBMers are the best defenders of IBM from greed-driven top executives who put personal interest ahead of company, employee, customer, and stockholder interest. Concerted action, legal action, and stockholder resolutions have become part of the job of working for IBM to challenge and reverse self-serving executive decisions.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

To stay competitive in the marketplace, IBM must attract and keep the industry’s most talented people. We do that, in part, by offering compensation and benefit programs that provide value to our employees. In this context, IBM remains convinced that the changes made to its pension and retirement medical insurance plans were the right thing to do.

The pension changes adopted in 1995 addressed a specific set of corporate purposes: to manage long-term liabilities, to reduce early retirement subsidies, and, recognizing the changing needs of a more diverse talent pool, to provide a more attractive benefit for mid-career hires and those who might not spend a full career with IBM. These objectives were set, and the plan changes were adopted, in the context of urgent efforts by IBM to resuscitate a business that was sustaining enormous losses in the early 1990s. Further, this new approach to pension benefits was part of a broader package of changes being made by IBM, including allocating greater resources to the 401(k) plan and to various forms of incentive compensation and the hiring of experienced employees to staff its growing services business.

Since then, IBM has made other changes to its pension benefit programs to provide its employees with a total compensation and benefits package that is competitive and that serves to attract and retain the best performers. After analyzing its own workforce and the practices of the companies against which it competes for employee talent, IBM found that over 50% of its U.S. employees have 5 years or less with the Company, validating the Company’s decision to change its pension plan in 1995. The Company also found that approximately 75% of its competitors did not offer a pension plan. As a result of these studies, the Company concluded that its pension plans were not delivering the kind of benefit this workforce valued, and effective in January 2005 moved forward with a new 401(k) plan for new employees, under which they would receive a new, enhanced benefit in lieu of traditional pension benefits, including an increased Company match on employee investments—from 50% to 100% of the first 6% of eligible pay.

Most recently, in January 2006, based on a review of competitive benchmarks, the Company announced that effective December 31, 2007, it will no longer accrue for future pay or service, but age and service after 2007 will continue to count toward retirement eligibility. At the same time, the Company announced that no further accruals would be made to the Supplemental Executive Retention Plan. Also beginning in 2008, the Company plans to implement a new 401(k) savings plan with increased Company matching and automatic contributions. The Company also has made retirement plan changes and related changes in several other countries in 2006 and is reviewing possible changes in several other countries. These changes continue IBM’s global strategy of shifting the future focus of retirement benefits toward the more predictable cost structure of defined contribution plans.

In the past 10 years, IBM has invested a total of over $11 billion in U.S. cash compensation for employees, including salary increase and bonus programs. Since 1991, IBM has also increased U.S. base salaries by 88%.

As all of these actions evidence, the Company continually reviews its plans and programs to take account of shifts in the marketplace and to help ensure that IBM continues to offer the right mix of pay and benefits to attract the top talent needed to lead the business in today’s competitive marketplace. The flexibility to conduct these reviews and make these changes is vital to the Company. FOR ALL OF THESE REASONS, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

9. STOCKHOLDER PROPOSAL ON EXECUTIVE COMPENSATION

Management has been advised that Mr. William W. McGreevy, Jr., 18 Riverdale Drive, Wingdale, NY 12594-1118, the owner of 26 shares, intends to submit the following proposal at the meeting:

Resolved: The Stockholders request that the Board of Directors adopt a policy that the compensation of senior executives will be determined in the future without regard to any “pension income” from a defined benefit pension plan that the accounting rules may require IBM to treat as an addition to its reported income and earnings per share.

Statement of Support

IBM uses criteria to compensate the performance of its senior executives, such as net income and earnings per share, that may include “pension income” from defined benefit pension plans. I do not believe compensation decisions should be influenced by such “income,” because “pension income” does not reflect the results of operations, money that is actually available for use by the company, or the actual performance of the executives involved.

In my view, the use of “pension income” has distorted key compensation decisions. IBM’s annual report for 2003 reported “periodic pension income” from various defined benefit pension plans of about $803 million or 7% of its pre-tax income. This compares with $1.2 billion, or nearly 16% of its pre-tax income in 2002, $1.5 billion or 13% of its pre-tax income in 2001, and $1.3 billion, or 11% of its pre-tax income in 2000.

In all, “pension income” accounted for more than $4.8 billion of IBM’s pre-tax income for that four year period. However, as the managing director of Standard & Poors observed in Investors Business Daily, “it’s not the company’s money. It stays in the pension fund.” (Oct. 25, 2002)

Despite these facts, the 2003 and 2004 proxy statements report that IBM’s top senior executives were given more than $100 million of performance-based compensation based, in part, on either net income or earnings per share. From 2000 through 2003, this compensation included more than $46 million in annual bonus awards, $27 million in restricted stock and $31 million in payouts under the Long Term Incentive Plan.

By using reported net income and earnings per share as compensation criteria, and failing to subtract pension income from the reported numbers, I believe IBM compensated top Executives as if they actually contributed to the production of $4.8 billion in “pension income” through their efforts in managing operations, when in fact, they did not.

This, in my view, was a clear violation of the principle of “pay for performance.” While IBM has not reported “pension income” from defined benefit plans since 2003, this does not change my point that “pension income” should never again be used as a means of boosting executive pay.

This proposal won more than 43% of the votes cast for and against it at the last annual meeting. If you agree that executives should never again be rewarded for financial performance on the basis of “pension income,” please support this proposal.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The Company strongly believes that compensation of its executives should be designed to link pay and sustained performance as reported to the stockholders. To support this philosophy, the Executive Compensation and Management Resources Committee of the IBM Board of Directors (the Committee) and management have crafted the Company’s compensation programs so that a significant portion of executives’ total compensation is at risk, tied both to annual and long-term financial performance of the Company as well as to the creation of stockholder value. For example, for the named executive officers, the typical portion of total compensation at risk was 87% in 2006.

With respect to the proponent’s contention regarding pension income, it is important to note that for the last 5 years, the Company’s pension plans have had a negative year-to-year impact on the Company’s reported financial results. For 2007, we expect that expense for all retirement plans will increase approximately $100 million on a year-to-year basis. For 2006, expense for all retirement plans increased approximately $350 million over 2005, excluding the impact of 2005 one-time charges relating to our pension plans. This amount would have been approximately $850 million without the savings from pension plan redesign actions taken by management. And, in the long-term, these actions will also reduce pension expense volatility. Stated differently, the Company needed to take actions to earn equivalent amounts from operations just to stay even with the preceding year. Furthermore, the last year the Company experienced a positive year-to-year financial impact from pensions was in 2001, compared to 2000.

The Company incurred over $2.4 billion of retirementrelated benefits costs in 2006. Of this amount, approximately $1.3 billion related to defined benefit pension plans, an expense which many other companies do not have to bear at all. The amount of the Company’s annual pension expense fluctuates as a result of financial market performance affecting the assets and liabilities in the pension plan. Stockholders should expect the Company to continue to take appropriate actions to manage pension expense volatility as part of the Company’s overall financial performance. FOR ALL THESE REASONS, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

10. STOCKHOLDER PROPOSAL ON OFFSHORING

Management has been advised that Michael L. Saville, P.O. Box 397, Riverton, UT 84065, the owner of 82 shares, intends to submit the following proposal at the meeting:

Resolved: The stockholders request that the Board establish an independent committee to prepare a report on the potential damage to the Company’s brand name and reputation in the United States that could result from IBM’s offshoring efforts and make copies of the report available to shareholders of the Company upon request.

Supporting Statement:

IBM’s brand name may be its most important asset. For Harris Interactive, “the value of a company’s reputation may be as much as 40% of its total market value.” [IN FACT, Press Release, 2/07/01] Company reputations affect consumer purchases. And “reputation, once lost, is extremely difficult to reclaim.” [Wall Street Journal, 2/07/01]

The offshoring of manufacturing and service work may be profitable in the short term, but in our view may have significant long-term consequences. The shift of production to low-wage countries in general, and to China in particular, has generated negative press stories in the U.S. [Information-Week, 10/30/06; Knight Ridder news service, 11/10/03] Two in three Americans think that job losses to China are a “serious issue.” [Greenberg Quinlan Rosner Research, 2003]

Damage to reputation can impair the internal functioning of companies as well. There is some evidence to suggest that when companies, such as IBM, engage in the offshoring of significant amounts of work, it reduces the morale for employees in the U.S. [CIO Insight, 3/6/06; CIO Magazine, 9/1/03] It appears that IBM’s U.S. workers are now in direct competition with IBM’s workers in China and other countries where the exercise of labor rights is discouraged.

The impact on morale is especially important for U.S. based companies, as acknowledged in 2003 by Tom Lynch, IBM’s Director of Global Employee Relations. He anticipated problems would arise when IBM workers were asked to train their replacements, referring to it as a “dignity issue.” [http://www.allianceibm.org/articles/execoffshoremeet.htm]

There is also evidence that the offshoring of highly skilled jobs has a detrimental impact on the choices made by American college students. Young Americans may wonder whether they should study computer science or engineering since these jobs are going offshore and the remaining engineers will be subject to downward pressure on pay and benefits as well as the possibility of having to train their replacements. [Computerworld, 5/5/2006]

Finally, there is evidence that offshoring on a large scale basis undermines the knowledge base in the U.S. In 2004, the IEEE-USA wrote that offshoring “poses a very serious, long term challenge to the nation’s leadership in technology and innovation, its economic prosperity, and its military and homeland security.” [http://www.ieeeusa.org/policy/positions/ offshoring.html]

When offshoring takes place, we believe there is potential for significant damage to the company’s brand name and reputation. Accordingly, we submit that an authoritative report is appropriate on that potential.

We urge shareholders to vote for this proposal.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The Board believes there to be no credible basis for the Proponent’s concerns about the potential for damage to IBM’s brand name and reputation. IBM has one of the strongest brand names in the world—in fact, in the history of branding. According to the 2006 BusinessWeek Interbrand survey, the IBM brand is the third most valuable brand in the world, having an estimated value of over $56 billion. For our customers, the IBM brand stands for industry-leading technology and solutions that provide business advantage. Their expectations of the IBM brand are that we will deliver business value, produce the best infrastructure, and create a superior experience for them.

Globalization is a complex issue that requires a collaborative approach by business, government, labor and universities to develop appropriate approaches. Since its founding, IBM has been one of the true global companies, now serving customers in over 160 countries and since 1987 deriving more than half of its revenue from outside the United States. At the same time, IBM remains one of the largest employers in the U.S., with approximately 127,000 employees. In addition to the continued investment in our domestic workforce, IBM posted double-digit headcount growth in 29 countries within Latin America, Europe, Africa and Asia, and we expect to continue to pursue growth opportunities across the global marketplace.

IBM is a truly global company, but it is also important to note that IBM continues to invest more of its research and development spending in the United States than anywhere else in the world. For example, in 2006 while over 60% of IBM’s revenues came from outside the U.S., over 75% of its $6.1 billion in research and development spending was in the U.S. In 2005, Governor George E. Pataki of New York announced more than $2.5 billion in investments by an IBM-led consortium of high-tech companies, with IBM leading the investment of $1.9 billion in nanoelectronics manufacturing and development in East Fishkill, New York. This investment is on top of IBM’s approximately $3 billion investment in 2002 in a new 300 millimeter semiconductor facility in the same area, believed to be the most advanced of its kind.

In the end, IBM believes that what matters most is whether companies and nations are investing to support innovation, which is and will continue to be the engine of growth around the world. This is reflected in the statement of IBM values put together by IBM employees in 2004 as part of ValuesJam—Innovation That Matters, for the Company and the World. IBM has a distinguished record of investing in its people, providing training to develop market leading expertise and leadership skills that help drive business growth and success.

This year, we expect to spend over $600 million training our workforce worldwide, with over $260 million being invested in the U.S. We are also one of the leaders in employee training, with employees spending 20 million hours—or 58 hours per employee—on training this past year.

IBM continues to focus on driving business performance by building organizational capability through learning focused on business requirements and skills valued in the market, in the areas of professional, technical, product, sales and leadership development, with 33% of its training investment focused on employee professional development, 26% focused on technical and product training, 15% focused on sales training, and 10% focused on management and leadership training, with the remainder spent on general educational training.

IBM has consistently been recognized as one of the best companies in the U.S. for employee training. IBM’s training and learning initiatives inspire an innovative climate and enable IBM employees to flourish and deliver value for clients and the world. Training Magazine ranked IBM among the top five in the Training Top 100 listing every year since this magazine began issuing the awards in 2001, including winning the award for being the #1 training company in two of those years. IBM also receives numerous other awards each year for its extensive training and learning programs.

IBM has a history and demonstrated success as a global company investing for innovation in ways that continue to promote its brand. Management and the Board do not believe a study of this kind is necessary or warranted. THE BOARD THEREFORE RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

11. STOCKHOLDER PROPOSAL ON MAJORITY VOTING FOR DIRECTORS

Management has been advised that the United Brotherhood of Carpenters Pension Fund, 101 Constitution Avenue, N.W., Washington, D.C. 20001, the beneficial owner of 27,500 shares, intends to submit the following proposal at the meeting:

Resolved: That the shareholders of International Business Machines Corporation (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s certificate of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: In order to provide shareholders a meaningful role in director elections, our company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

In response to strong shareholder support for a majority vote standard in director elections, an increasing number of companies, including Intel, Dell, Motorola, Texas Instruments, Safeway, Home Depot, Gannett, and Supervalu, have adopted a majority vote standard in company by-laws. Additionally, these companies have adopted bylaws or policies to address post-election issues related to the status of director nominees that fail to win election. Our Company has not established a majority vote standard in Company bylaws, opting only to establish a post-election director resignation governance policy. The Company’s director resignation policy simply addresses post-election issues, establishing a requirement for directors to tender their resignations for board consideration should they receive more “withhold” votes than “for” votes. We believe that these director resignation policies, coupled with the continued use of a plurality vote standard, are a wholly inadequate response to the call for the adoption of a majority vote standard.

We believe the establishment of a meaningful majority vote policy requires the adoption of a majority vote standard in the Company’s governance documents, not the retention of the plurality vote standard. A majority vote standard combined with the Company’s current post-election director resignation policy would provide the board a framework to address the status of a director nominee who fails to be elected. The combination of a majority vote standard with a post-election policy establishes a meaningful right for shareholders to elect directors, while reserving for the board an important post-election role in determining the continued status of an unelected director.

We urge the board to adopt a majority vote standard.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

In February 2006, at the recommendation of the Directors and Corporate Governance Committee, the IBM Board of Directors amended the IBM Board Corporate Governance Guidelines (Guidelines) to provide that in an uncontested election, any director nominee who receives a greater number of votes “withheld” for his or her election than votes “for” such election shall promptly tender his or her resignation. Under this provision, the independent directors of the Board would evaluate the relevant facts and circumstances, decide whether to accept the tendered resignation, and publicly disclose their decision, including the reasons for rejecting the tendered resignation if applicable. The Guidelines are available at http://www.ibm.com/investor/corpgovernance/ cggl.phtml. The Board strongly believes our adoption of these Guidelines represents a sound step in good corporate governance.

It is also important to note that there is a debate at present regarding director voting standards and it is not occurring in a vacuum. There are a number of other governance and regulatory developments underway that may further impact director elections and the nominating process, including the adoption of changes to the broker discretionary voting rules in 2008 that will reduce the total number of shares voted for directors; changes to the federal proxy rules that will permit stockholders to make greater use of the Internet to conduct solicitations; and the reconsideration by the Securities and Exchange Commission of new regulations that, if adopted, would permit stockholders meeting certain eligibility criteria to use the Company’s proxy materials to propose their own director candidates for election. In light of all these developments, the Board believes that prudence and careful consideration is the best course of action at this time. The Board will continue to closely monitor and assess developments, including whether New York law regarding director voting standards will be modified.

Finally, the Board already has in place a robust corporate governance process designed to identify and propose independent director nominees who will serve the best interests of the Company and our stockholders. The Directors and Corporate Governance Committee, which is composed solely of independent directors, evaluates and recommends director nominees for election based on their business or professional experience, the diversity of their background, and their talents and perspectives. Relying on that process, the Company’s stockholders have historically elected strong and highly qualified Boards, not only by a plurality, but by a substantial majority of the votes cast.

Since plurality voting is currently under review and the Company has amended its Guidelines, both as explained above, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

FREQUENTLY ASKED QUESTIONS REGARDING OTHER MATTERS

Q. What other items of business will be addressed at the Annual Meeting?

A. Management knows of no other matters that may be brought before the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

Q. I understand that a “quorum” of stockholders is required in order for the Company to transact business at the Annual Meeting. What constitutes a quorum?

A. A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

Q. How many shares of IBM stock are “outstanding”?

A. As of February 9, 2007, there were 1,505,528,922 common shares outstanding and entitled to be voted.

Q. Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

A. Here are the required approvals:

IS BROKER
DISCRETIONARY
	VOTE	VOTING
PROPOSAL	REQUIRED	ALLOWED?
Election of Directors	Plurality of votes cast	Yes
Ratification of appointment of Pricewaterhouse Coopers LLP	Majority of votes cast	Yes
Amendments to Certificate of Incorporation to lower statutory supermajority voting thresholds	Two-thirds of shares outstanding	Yes
Stockholder Proposals*	Majority of votes cast	No

* precatory

Q. What is “Broker Discretionary Voting”?

A. This refers to the New York Stock Exchange rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers.

Q. Are abstentions, broker non-votes and withheld votes counted as votes cast?

A. No. Under the laws of New York, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered “votes cast” based on current state law requirements and IBM’s Certificate of Incorporation and By-laws.

Q. Who tabulates the votes?

A. Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc).

Q. Where can I find the voting results of the Annual Meeting?

A. The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website as well as in our quarterly report on Form 10-Q for the quarter ending June 30, 2007.

Q. Will my votes be confidential?

A. Yes. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept secret and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

Q. How do I submit a proposal for inclusion in IBM’s 2008 proxy material?

A. Stockholder proposals may be submitted for IBM’s 2008 proxy material after the 2007 Annual Meeting but must be received no later than 5 p.m. EST on November 13, 2007. Proposals should be sent via registered, certified, or express mail to: Office of the Secretary, International Business Machines Corporation, New Orchard Road, Mail Drop 301, Armonk, N.Y. 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure, and secrecy of stockholder voting.

Q. How do I submit an item of business for the 2008 Annual Meeting?

A. Stockholders who intend to present an item of business at the 2008 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 14, 2007 and no later than November 13, 2007, as set forth more fully in the Company’s By-laws.

Q. I did not receive a copy of the Annual Report. How can I get one?

A. Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. If you are not a stockholder of record and did not receive an Annual Report from your bank or broker, you must contact your bank or broker directly.

Q. What is “Householding”?

A. Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report from a single broker, bank or other nominee, unless one or more of these stockholders notifies the broker, bank or other nominee that they wish to continue to receive individual copies. At the present time, the Company does not “household” for any of our stockholders of record.

Q. How may I obtain a separate set of proxy materials?

A. If you hold shares in street name, your broker, bank or other nominee may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your broker, bank or other nominee has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your broker, bank or other nominee directly in order to receive a separate set of our proxy materials.

Q. Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

A. Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

Q. I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

A. For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43072, Providence, R.I. 02940, or by telephoning 781-575-2727.

For holders in street name: You must contact your broker, bank or other nominee to receive copies of these materials.

Q. Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

A. Solicitation of proxies is being made by the Company through the mail, in person, and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., Inc., to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Daniel E. O’Donnell

Vice President and Secretary

March 12, 2007

APPENDIX A. DIRECTOR INDEPENDENCE STANDARDS

A director is considered independent if the Board makes an affirmative determination after a review of all the relevant information that the director has no material relationship with the Company. The Board has established the following standards to assist it in assessing director independence.

1. A director will not be considered independent if:

i.                                          The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

ii.                                       The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) does not preclude a determination of independence for the director;

iii.                                    (A) The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

iv.                                   The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

v.                                      The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues;

in each case in accordance with the corporate governance standards of, and any related commentary and guidance from, the New York Stock Exchange.

2. Relationships of the following types will not be considered material relationships that would impair a director’s independence:

i.                                          Payments between the Company and any other company at which a director is a current employee or an immediate family member of a director is a current executive officer, if such payments are less than the threshold set forth above in Section 1(v);

ii.                                       Contributions by the Company to any tax exempt organization at which a director serves as an executive officer, director, trustee or equivalent, if within the preceding three years, such contributions did not exceed the greater of $1 million or 2% of such organization’s consolidated gross revenues;

iii.                                    Relationships between any extended family member of a director (i.e., not an immediate family member) and the Company or its external auditor;

iv.                                   Membership in, or association with, the same professional association, social, educational, fraternal or religious organization, club or institution, as an executive officer or another director of the Company;

v.                                      Service on the board of another company at which an executive officer or another director of the Company also serves as a board member, except as set forth in Section 1(iv) above; and

vi.                                   Employment by a director at another company, or service on the board of another company by a director, where the external auditor for such other company is also the external auditor for the Company.

Immediate Family Member. An “immediate family member” includes a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director’s home.

APPENDIX B. PROPOSALS 3, 4, 5 AND 6:

PROPOSED ARTICLE TWELVE TO THE COMPANY’S CERTIFICATE OF INCORPORATION

“TWELVE: At a meeting of stockholders, following all requisite approvals under the Business Corporation Law of the State of New York (BCL), the affirmative vote of a majority of the votes of all outstanding shares entitled to vote thereon shall be required to take any of the following actions:”

PROPOSED BCL
PROPOSAL NO.	CORPORATE ACTION	AMENDMENT
3	Merger or consolidation	“to adopt a plan of merger or consolidation in accordance with Section 903 of the BCL or any successor provision thereto”
4	Sale, lease, exchange or other disposition of all or substantially all assets outside the ordinary course of business	“to approve the sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation in accordance with Section 909 of the BCL or any successor provision thereto”
5	Plan for the exchange of shares	“to adopt a plan for the exchange of shares in accordance with Section 913 of the BCL or any successor provision thereto”
6	Authorization of dissolution	“to authorize the dissolution of the Corporation in accordance with Section 1001 of the BCL or any successor provision thereto”

Printed on recycled paper and recyclable

Admission Ticket
C123456789
	000004	000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Vote by Internet • Log on to: www.ibm.com/investor/vote
Mark your votes with an X as shown in this example. Please do

Vote by telephone

•  Within the United States, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone.

There is NO CHARGE to you for the call.

•  Outside the United States, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone.

Standard rates will apply.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY/VOTING INSTRUCTION CARD

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

A	IBM’s Directors recommend a vote FOR Proposals 1 – 6.		For	Against	Abstain
1. Election of Directors for a Term of One Year (Director nominees are listed on the reverse side):		2. Ratification of Appointment of Independent Registered Public Accounting Firm (Page 73)	☐	☐	☐

☐	Mark here to vote FOR all nominees; or	(Proposals 3–6) Amendments to the Certificate of Incorporation to Eliminate Statutory Supermajority Voting Requirements for the following actions:

☐	Mark here to WITHHOLD vote from all nominees; or	3. Merger or Consolidation (Page 74)	☐	☐	☐

☐	Mark here to vote FOR all EXCEPT: To withhold a vote for one or more nominees, mark the box to the left and write the name(s) of the nominee(s) below:	4. Disposition of All or Substantially All of the Assets of the Corporation Outside the Ordinary Course of Business (Page 74)	☐	☐	☐

		5. Plan for the Exchange of Shares of the Corporation (Page 74)	☐	☐	☐

		6. Authorization of Dissolution of the Corporation (Page 74)	☐	☐	☐

B	IBM’s Directors recommend a vote AGAINST Proposals 7 – 11.
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
7. Stockholder Proposal on Cumulative Voting (Page 77)	☐	☐	☐	9. Stockholder Proposal on Executive Compensation (Page 79)	☐	☐	☐	11. Stockholder Proposal on Majority Voting for Directors (Page 82)	☐	☐	☐

8. Stockholder Proposal on Pension and Retirement Medical (Page 77)	☐	☐	☐	10. Stockholder Proposal on Offshoring (Page 80)	☐	☐	☐	Mark the box to the right if you plan to attend the Annual Meeting.			☐

C	Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone.
Date (mm/dd/yyyy) — Please print date below.	Signature(s) — Please keep signature(s) within the box.

Annual Meeting Admission Ticket

This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 24, 2007, at 10 a.m. in the Grand Ballroom of the Knoxville Convention Center, 701 Henley Street, Knoxville, Tennessee.

Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

Dear IBM Stockholder:

Your vote is important. Please read both sides of the attached 2007 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 24, 2007, at 10 a.m. in the Grand Ballroom of the Knoxville Convention Center, 701 Henley Street, Knoxville, Tennessee. If you plan to attend the Annual Meeting, you should either mark the box provided on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system.

As part of IBM’s strategy to utilize the Internet in providing stockholder services, we are giving our stockholders of record the opportunity to receive IBM’s Annual Report and Proxy Statement online. If you have not signed up for this service and you wish to receive future copies of this material through the Internet, you may do so by submitting IBM’s Paperless Annual Meeting Material Consent form online through the Internet at: http://www.ibm.com/investor/form

We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder.

Daniel E. O’Donnell

Vice President and Secretary

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

International Business Machines Corporation Armonk, New York 10504

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 24, 2007

Samuel J. Palmisano, Mark Loughridge, and Daniel E. O’Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Grand Ballroom of the Knoxville Convention Center, 701 Henley Street, Knoxville, Tennessee, at 10 a.m. on Tuesday, April 24, 2007, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2007 ANNUAL MEETING AND PROXY STATEMENT. THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF

INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM SAVINGS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2007 ANNUAL MEETING AND PROXY STATEMENT. UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED.

Director nominees:
01. C. Black	04. M.L. Eskew	07. L.A. Noto	10. J.E. Spero
02. K.I. Chenault	05. S.A. Jackson	08. J.W. Owens	11. S. Taurel
03. J. Dormann	06. M. Makihara	09. S.J. Palmisano	12. L.H. Zambrano

(Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.)